UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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2026

Notice of Annual Meeting

of Stockholders & Proxy Statement

April 30, 2026

Dear Fellow Stockholders:

On behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”), I am pleased to invite all of our stockholders to the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting” or the “Annual Meeting”). The meeting will be held on Monday, June 22, 2026 at 9:00 a.m. Central time at our principal executive offices located at 105 Westwood Place, Brentwood, Tennessee. A notice of the 2026 Annual Meeting and a proxy statement containing information about the matters to be acted upon are included with this letter.

In 2025, Brookdale took meaningful steps, including through executive and management transitions and the implementation of a new regional operating structure, to further position itself to capitalize on the favorable industry supply and demand dynamics through our focus on operational excellence. The Board is confident in the opportunities in 2026 and beyond for further long-term growth and the ability of the Company to continue to drive value for stockholders.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please promptly vote your shares by submitting your proxy by telephone or Internet or by completing, signing, dating, and returning your proxy card or voting instruction form.

We thank you for your continued investment in Brookdale.

Very truly yours,

Denise W. Warren

Chairman of the Board of Directors

Brookdale Senior Living Inc.

Notice of 2026 Annual Meeting of Stockholders

April 30, 2026

The 2026 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting” or the “2026 Annual Meeting”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) will be held on Monday, June 22, 2026 at 9:00 a.m. Central time at our principal executive offices located at 105 Westwood Place, Brentwood, Tennessee for the purpose of voting on the following proposals:

1.

To elect nine director nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”), each to serve for a one-year term expiring at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”);

2.	To approve, on an advisory basis, the Company’s named executive officer compensation;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The close of business on April 24, 2026 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. We are making this Notice of 2026 Annual Meeting and proxy statement first available on or about April 30, 2026.

Your vote is important. Unless you attend the Annual Meeting and vote in person, please vote as soon as possible by one of the methods shown below. Be sure to have your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials in hand and follow the below instructions:

By Phone – You can vote your shares by calling (844) 326-5741 toll free through 11:59 p.m. Eastern time on June 21, 2026

By Internet – You can vote your shares online at www.proxypush.com/BKD through 11:59 p.m. Eastern time on June 21, 2026

By Mail – You can complete, sign, date, and return your proxy card or voting instruction form in the postage-paid envelope provided

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2026: This proxy statement and our 2025 Annual Report to Stockholders (the “2025 Annual Report”) are available at www.proxydocs.com/BKD. You may also obtain these proxy materials at the SEC website at www.sec.gov.

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

By Order of the Board of Directors

Chad C. White

Executive Vice President, General Counsel and Secretary

Brookdale Senior Living Inc.

2026 Proxy Statement

2026 PROXY STATEMENT	i

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this proxy statement and accompanying Chairman’s letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “project,” “predict,” “continue,” “plan,” “target,” or other similar words or expressions, and include statements regarding the Company’s expected financial and operational results and the creation of stockholder value. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, those risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this proxy statement. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this proxy statement to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

ii

Proxy Statement Summary

Information about the Annual Meeting

Whether or not you expect to attend the Annual Meeting, we strongly encourage you to vote as soon as possible to ensure your shares are represented and voted at the meeting. See page 6 for more details about attending the Annual Meeting.

Date and Time	Location	Record Date
Brookdale Senior Living Inc.
Monday, June 22, 2026 9:00 a.m. Central Time	105 Westwood Place Brentwood, Tennessee	April 24, 2026

2026 Proposals

The Board recommends that you vote as follows. If you properly submit your proxy and do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board.

Proposals	Unanimous Recommendation of the Board	Page Reference (for more detail)
1. Election of nine director nominees to the Board, each for a one-year term expiring at the 2027 Annual Meeting	✔ FOR each nominee	8

2. Advisory approval of our named executive officer compensation	✔ FOR	77

3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	✔ FOR	78

How to Vote

YOUR VOTE IS IMPORTANT

Please submit your proxy vote as promptly as possible by using any of the following methods:

You can vote your shares online at www.proxypush.com/BKD through 11:59 p.m. Eastern time on June 21, 2026	You can vote your shares by calling (844) 326-5741 toll free through 11:59 p.m. Eastern time on June 21, 2026	You can complete, sign, date, and return your proxy card or voting instruction form in the postage-paid envelope provided	You can vote your shares by attending the 2026 Annual Meeting and voting in person

2026 PROXY STATEMENT	1

Proxy Statement Summary

Director Nominees

Our Board is currently composed of nine directors. The Board has unanimously nominated eight of the nine current directors for election, and C. Christian Winkle for election as a new director, at the 2026 Annual Meeting, each for a one-year term expiring at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until such director’s successor is duly elected and qualified, or until such director’s death or retirement or until such director resigns or is removed. The Board believes that Mr. Winkle’s decades of operational experience in senior living and the healthcare industry through his role as former Chief Executive Officer and member of the Board of Directors of Sunrise Senior Living LLC and other prior roles will enhance the Board’s collective skill and experience. For more information regarding Mr. Winkle, and the Board’s and the Nominating and Corporate Governance (NCG) Committee’s process for identifying and selecting Mr. Winkle, see Proposal 1: Election of Directors beginning on page 8 of this proxy statement. Mr. Winkle was nominated to succeed current director, Jordan R. Asher, who has given notice that he will not be standing for re-election at the Company’s 2026 Annual Meeting. Biographical information on all of the nominees and a description of their qualifications to serve as directors appears beginning on page 11 of this proxy statement.

Board Composition

During the past three years, the Nominating and Corporate Governance Committee has approached refreshment of the Board with a goal to ensure that the Board’s composition reflects an appropriate balance of knowledge, experience, skills, and expertise in order to support our business strategy. The Committee has focused on identifying candidates with significant senior living, operational, healthcare, finance, hospitality, and real estate experience. The following information reflects information regarding the director nominees.

	Current or Former CEO	Current or Former CFO	Senior Living	Healthcare (Operations & Strategy)	Hospitality	Sales & Marketing	Real Estate	Finance / Economics	Mergers & Acquisitions	Other Public Company Board Service

Drayton		✔		✔				✔	✔	✔

Fioravanti	✔	✔			✔	✔	✔	✔	✔	✔

Freed					✔	✔				✔

Hausman			✔	✔				✔	✔	✔

Mace			✔				✔	✔

Stengle	✔		✔	✔	✔

Warren	✔	✔	✔	✔				✔	✔	✔

Wielansky	✔						✔	✔	✔	✔

Winkle	✔		✔	✔			✔	✔		✔

Board Demographic Matrix

Total Number of Directors	9

Independent Directors	8 (89%)

Average Tenure	Approximately 3.6 years as of the Annual Meeting with 6 of 9 directors joining (or expected to join) since 2024

Average Age	62

2

Commitment to Governance Practices

Commitment to Governance Practices

Declassified Board such that all directors stand for election for annual terms

Bylaws contain majority voting standard for uncontested director elections

Bylaws contain proxy access procedures

Corporate Governance Guidelines limit service on other public company boards (no more than three for independent directors and no more than one for the CEO)

Annual evaluations of the Board and its committees

Meaningful director stock ownership guidelines (5x annual retainer)

Insider trading policy prohibits directors and executive officers from pledging or hedging Brookdale stock

No stockholder rights plan (poison pill) or similar plan

New director orientation program overseen by Nominating and Corporate Governance Committee

Regularly refreshed Board with two new directors added in 2024, three new directors added in 2025, and one new director nominated to join the Board in 2026, and an average tenure of approximately 3.6 years as of the Annual Meeting

2026 PROXY STATEMENT	3

General Information about the Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) to be voted at the 2026 Annual Meeting of Stockholders to be held on Monday, June 22, 2026, and at any adjournment or postponement of the meeting (the “Annual Meeting” or the “2026 Annual Meeting”).

Distribution of Proxy Materials

On or about April 30, 2026, we expect to start mailing to holders of our common stock (other than those who previously requested electronic or paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials (“Notice”), which explains how to access the proxy materials online and to make the materials available on www.proxydocs.com/BKD. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice tells you how to access and review the proxy materials online. The Notice also tells you how to submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, follow the instructions in the Notice explaining how to request printed materials on a one-time or ongoing basis. Our proxy materials include the notice of the Annual Meeting, this proxy statement, and our 2025 Annual Report. Copies of these documents also are available on our website at brookdale.com/proxy. Except to the extent specifically incorporated herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this proxy statement.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on April 24, 2026, the record date for the Annual Meeting, are entitled to receive notice of, attend, and vote at the Annual Meeting. As of the record date, there were outstanding and entitled to vote 238,789,796 shares of our common stock, excluding restricted shares and restricted stock units (“RSUs”) for which the holders have no voting rights. Each share of our common stock entitles the holder to one vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices for the ten days before the Annual Meeting between 9:00 a.m. and 5:00 p.m. Central time and at the Annual Meeting for any purpose germane to the meeting.

Voting Choices and Recommendations of the Board

With respect to Proposal 1 (Election of Directors), you will have the choice to vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each nominee. With respect to all other proposals, you will have the choice to vote “FOR,” “AGAINST,” or “ABSTAIN.” The Board recommends a vote:

1.	“FOR” only the election of each of the nine director nominees to the Board, each for a one-year term expiring at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”);

2.	“FOR” advisory approval of our named executive officer compensation; and

3.	“FOR” ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2026.

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Stockholders of Record and Beneficial Holders

Stockholders of Record and Beneficial Holders

If your shares of common stock are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered a registered holder of those shares. If you are the beneficial owner of shares of common stock held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. If you hold your shares in “street name,” your broker or other custodian will vote your shares as you direct. However, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a broker non-vote occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. The election of directors (Proposal 1) and the advisory approval of our named executive officer compensation (Proposal 2) will be considered non-routine matters. The ratification of the appointment of EY (Proposal 3) will be considered a routine matter. Therefore, if you hold your shares in “street name” and do not submit voting instructions to your broker or other custodian, they will only be authorized to vote your shares on Proposal 3.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding on the record date will constitute a quorum for the transaction of business. We will count abstentions and broker non-votes for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

Voting Instructions and Information

 Voting Instructions

You may vote by proxy or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on your Notice or proxy card or, if you received a printed set of proxy materials by mail, by completing, signing, dating, and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.

 Revoking or Changing Your Vote

Stockholders of record may revoke their proxy or change their vote at any time prior to exercise of the proxy at the Annual Meeting by:

•	Delivering a written notice of revocation to our Secretary at 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027;

•	Submitting another properly completed proxy card with a later date;

•	Submitting another timely proxy via the phone or the Internet through 11:59 p.m. Eastern time on June 21, 2026; or

•	Attending the Annual Meeting and voting in person.

2026 PROXY STATEMENT	5

General Information about the Annual Meeting

Stockholders holding shares beneficially in street name should contact their broker or other custodian for instructions on how to revoke or change their voting instructions. For all methods of voting, the last vote properly cast will supersede all previous votes. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

 Voting of Proxies

If you properly submit your signed proxy card or voting instruction form, or complete your proxy by telephone or the Internet, your shares will be voted as you direct or will be voted as specified in the Board recommendations shown above if you do not direct a particular vote. With respect to director elections, should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person. The Board currently has no reason to believe that any nominee will be unable to serve if elected.

The Board does not intend to bring any other business before the Annual Meeting, and it does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

Vote Required to Approve Proposals

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote required for approval	Effect of Abstentions / Withhold Votes	Effect of Broker Non- Votes

1. Election of directors	Majority of votes cast with respect to each director	No effect	No effect

2. Advisory vote to approve named executive officer compensation (say-on-pay)	Majority of shares present and entitled to vote on the matter	Against	No effect

3. Ratification of appointment of independent registered public accounting firm for 2026	Majority of shares present and entitled to vote on the matter	Against	No effect

Attending the Annual Meeting

Only stockholders as of the record date, or their duly appointed proxies, and invited guests of the Company may attend the Annual Meeting. Admission to the Annual Meeting will begin at approximately 8:30 a.m. Central time. In order to be admitted, you should:

•

bring current, government-issued photo identification, such as a driver’s license, and proof of ownership of common stock on the record date. If you are a holder of record, your identity will be checked against a list of registered holders at the Annual Meeting. If you hold your shares in street name, a recent brokerage statement or a letter from your bank, broker, trustee, or other nominee are examples of proof of ownership. If you want to vote your shares held in street name in person, you must present a legal proxy in your name from the broker, bank, trustee, or other nominee that holds your shares of common stock;

6

Attending the Annual Meeting

•	leave your camera and smartphones at home because cameras, transmission, broadcasting, and other recording devices will not be permitted in the meeting room;

•	be prepared to comply with security requirements, which may include, among other security measures, security guards searching all bags and attendees passing through a metal detector; and

•	arrive shortly after 8:30 a.m. Central time to ensure that you are seated by the start of the Annual Meeting.

Any holder of a proxy from a stockholder must present a properly executed legal proxy and a copy of the proof of ownership. If you do not provide photo identification and comply with the other procedures outlined above for attending the Annual Meeting in person, you will not be admitted to the Annual Meeting.

2026 PROXY STATEMENT	7

Proposal 1: Election of Directors

Our Board is currently comprised of nine directors and each of their terms will expire at the 2026 Annual Meeting. Our Board has unanimously nominated eight of the nine current directors for election at the 2026 Annual Meeting for a one-year term expiring at the 2027 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s death or retirement or until such director resigns or is removed: Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, Nikolas W. Stengle, Denise W. Warren, and Lee S. Wielansky. Our Board has also unanimously nominated C. Christian Winkle to serve as a new director for a one-year term expiring at the 2027 Annual Meeting. The Board believes that Mr. Winkle’s decades of senior living operations experience and executive leadership in the healthcare industry will enhance the Board’s collective skill and experience. Biographical information on the director nominees and a description of their qualifications to serve as directors appears beginning on page 11. Each of the director nominees has consented to be named in this proxy statement and has agreed to serve if elected.

If any nominee is unavailable for election at the time of the Annual Meeting, the named proxies will vote the shares represented by proxies for the election of directors for the election of such other person(s) as the Board may recommend, or, as an alternative, the Board may reduce the number of directors on the Board. At this time, the Board knows of no reason why any of the director nominees would not be able to serve as a director if elected. If elected, Mr. Winkle will succeed current director, Jordan R. Asher, who has given notice that he will not be standing for re-election at the Company’s 2026 Annual Meeting, and Dr. Asher’s term will expire at the Annual Meeting.

The Company’s Bylaws provide that the election of director nominees at the 2026 Annual Meeting will be by the vote of the majority of the votes cast with respect to each director’s election. Accordingly, each director nominee will be elected if he or she receives more votes “FOR” his or her election than “AGAINST” his or her election. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

✔

The Board unanimously recommends that you vote “FOR” the election of each of the nine director nominees to the Board, each for a one-year term expiring at the 2027 Annual Meeting. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the election of the Board’s nominees.

Board Composition

The process for evaluating our Board composition and identifying and evaluating director candidates is outlined below. Through this process, the Nominating and Corporate Governance Committee has approached refreshment of the Board in the last three years by focusing on its collective skills and experience with new directors who have decades of finance, operations, sales and marketing, and analytical experience in the senior living, hospitality, and healthcare industries. Following the Annual Meeting, the average tenure of the Board will be equal to approximately 3.6 years.

Mr. Winkle was identified through the Nominating and Corporate Governance Committee’s search process with the assistance of Spencer Stuart, a nationally recognized third-party executive search firm. In connection with his appointment as Chief Executive Officer, Mr. Stengle was also appointed to the Board in October 2025. Mr. Stengle was identified as a potential candidate for consideration with the assistance of Spencer Stuart.

8

Board Composition

 Annual Evaluation of Board Composition

At least annually the Nominating and Corporate Governance Committee seeks input from each director regarding the composition of the Board. The Nominating and Corporate Governance Committee uses these results to assess with the Board whether the Board’s composition reflects an appropriate balance of knowledge, experience, skills, expertise, and diversity in order to support our business strategy. From time to time, the Nominating and Corporate Governance Committee may also seek and receive input from certain stockholders regarding the skills, experience, and other characteristics that stockholders believe would be beneficial to our Board composition. The Nominating and Corporate Governance Committee also reviews the size of the Board and, if deemed appropriate, will recommend to the Board any changes to its size.

 Identifying Director Candidates

The Nominating and Corporate Governance Committee may engage an independent search firm to conduct targeted searches to identify well-qualified candidates who meet the needs of the Board. When an independent search firm is used, the Nominating and Corporate Governance Committee retains the firm and approves payment of its fees. Potential director candidates may also be identified by the Nominating and Corporate Governance Committee by asking current directors and executive officers to notify the committee if they become aware of candidates who possess skills, experience, or other characteristics needed for the Board.

The Nominating and Corporate Governance Committee also will consider candidates recommended by stockholders, and its process for evaluating stockholder-recommended candidates is no different than its process for evaluating candidates suggested by search firms, directors, or executive officers. To make a formal nomination of a director candidate, a stockholder must comply with either the proxy access or advance notice provisions of our Bylaws. Proxy access permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of our outstanding common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two director nominees or 20% of the number of directors in office (rounded down to the nearest whole number), provided that the stockholders and nominees satisfy the requirements specified in our Bylaws. See “Stockholder Proposals for 2027 Annual Meeting” in this proxy statement for further information regarding the process for stockholders to formally nominate director candidates and the deadlines for making such nominations. Stockholders who wish to submit a nomination are encouraged to seek independent counsel about requirements under our Bylaws.

 Evaluating Director Candidates

The Nominating and Corporate Governance Committee is responsible for evaluating director candidates and recommending nominees to the Board for Board membership. The Nominating and Corporate Governance Committee evaluates biographical and background information relating to director candidates and interviews candidates selected by the committee and by the Board in making its decisions whether to recommend director candidates to the Board. When evaluating director candidates, the Nominating and Corporate Governance Committee considers whether candidates have demonstrated, by significant accomplishment in their field, an ability to make a meaningful contribution to the Board’s oversight of our business, and the candidates’ reputation for honesty and ethical conduct in their personal and professional activities. The Nominating and Corporate Governance Committee also thoroughly examines a candidate’s senior living, operations, real estate, finance, sales, marketing, healthcare, hospitality, and other relevant experience, understanding of our business, educational and professional background, and other characteristics. In order to ensure that director candidates are able to commit the substantial time required to fulfill their Board responsibilities, the Nominating and Corporate Governance Committee also considers the number of public company boards and other boards on which the candidate is a member. Our Corporate Governance Guidelines limit the number of outside public company boards on which a director may serve (three for independent directors and one

2026 PROXY STATEMENT	9

Proposal 1: Election of Directors

for the CEO). In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s tenure, past attendance at meetings, participation in and contributions to the activities of the Board, and where applicable, participation in continuing education programs. Currently, the Nominating and Corporate Governance Committee considers directors’ tenure and age as part of its overall evaluation process; however, the Board does not believe that a mandatory retirement age is appropriate. The Nominating and Corporate Governance Committee evaluates each candidate, including existing directors, in the context of the Board as a whole, with the objective of recommending director nominees who can best support our business strategy and represent stockholder interests through the exercise of sound judgment.

 Director Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees our director orientation and continuing education programs. As part of the director orientation program, new directors engage in introductory meetings with our business and functional leaders regarding our strategic plans, financial statements, and key issues, policies and practices. Chairs of the Board’s committees coordinate orientation for new committee members with assistance from senior management. Our senior management also meets regularly with our directors regarding specific functional topics of importance. The Nominating and Corporate Governance Committee periodically highlights for directors available continuing education programs hosted by third parties on a variety of relevant topics, including corporate governance, risk management, compliance, and executive compensation. During 2025, all of our incumbent directors participated in director continuing education programs.

Majority Voting for Director Elections

Our Bylaws provide for a majority voting standard in uncontested director elections. Each director will be elected by a vote of the majority of votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present. For these purposes, a majority of votes cast means that the number of votes cast for a director’s election exceeds the number of votes cast against that director’s election, with abstentions and broker non-votes not counted as a vote cast either for or against. An election will be considered contested if as of the tenth day preceding the date we first mail our notice of meeting for such meeting to stockholders, the number of nominees exceeds the number of directors to be elected. Since the number of director nominees for election at the 2026 Annual Meeting does not exceed the number of directors to be elected, the director elections at the 2026 Annual Meeting will be subject to the majority voting standard.

In order for any person to be nominated by the Board for election as a director, such nominee must submit an irrevocable resignation, contingent on that nominee not receiving a majority of the votes cast in an election that is not a contested election and acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event a nominee fails to receive a majority of the votes cast in an election that is not a contested election, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation of such nominee, or whether other action should be taken. The Board will act on the resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the SEC) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation and the Board in making its decision each may consider any factors and other information that it considers appropriate and relevant. Any nominee who tenders his or her resignation as described herein will not participate in the deliberations of the Nominating and Corporate Governance Committee or the Board regarding whether to accept the resignation. If the Board accepts a nominee’s resignation, then the Nominating and Corporate Governance Committee will recommend to the Board whether to fill the resulting vacancy or vacancies or to reduce the size of the Board. Each of the nominees for election at the 2026 Annual Meeting has submitted the irrevocable resignation described above.

10

Director Nominees

Director Nominees

Biographical information for the new nominee for election at the 2026 Annual Meeting is set forth below.

C. Christian Winkle Independent Director Nominee

Age: 63	Public Company Directorships: • Beazer Homes USA Inc. (2019 – current) • Regional Health Properties, Inc. (2025 – May 2026)

Mr. Winkle brings more than 40 years of operational and executive leadership experience in the senior living and healthcare industries. He served as the Chief Executive Officer and a member of the Board of Directors of Sunrise Senior Living LLC, which operated senior living communities in the United States, Canada, and the United Kingdom, including Gracewell Healthcare communities, from April 2014 to January 2021. He was Chief Executive Officer of MedQuest, Inc., a leading operator of independent, fixed-site, outpatient diagnostic imaging centers in the United States from November 2005 to August 2013. Mr. Winkle also served as President and Chief Executive Officer of Mariner Health Care, Inc., which operated skilled nursing facilities, assisted living and long-term acute care hospitals from March 2000 to July 2005, and he previously was the Chief Operating Officer of Integrated Health Services, where he helped pioneer the sub-acute care sector and was responsible for all facility and ancillary service operations. Recently since 2022, Mr. Winkle has provided certain consulting and advisory services. He currently serves on the Board of Directors of Beazer Homes USA, Inc. where he serves as Chair of the Finance and Development Committee and a member of the Audit Committee and the Human Capital Committee. Since August 2025, he has also served on the Board of Directors of Regional Health Properties, Inc. where he serves as Chair of the Strategic Planning Committee and a member of the Corporate Governance & Nominating Committee and the Compensation Committee. He has provided notice to Regional Health that he intends to resign from its Board effective May 31, 2026. He has served as a member of the Board of Directors of Direct Supply, Inc. since May 2021. He is a former member of the Argentum and American Seniors Housing Association (ASHA) boards. Mr. Winkle received his Bachelor of Science degree from Case Western Reserve University.

The Board’s decision to nominate Mr. Winkle to serve as a director was based on Mr. Winkle’s years of operations experience in senior living along with his extensive executive leadership experience in the healthcare industry.

2026 PROXY STATEMENT	11

Proposal 1: Election of Directors

Biographical information for the eight current directors nominated for election at the 2026 Annual Meeting is set forth below.

Denise W. Warren Non-Executive Chairman		Nikolas W. Stengle Director and Chief Executive Officer

Director Since: October 2018 Age: 64	Public Company Directorships: • TruBridge, Inc. (f/k/a Computer Programs and Systems, Inc.) (2017 – 2024)	Director Since: October 2025 Age: 49

Ms. Warren brings more than 30 years of operational, financial, and healthcare experience. She served as Brookdale’s Interim Chief Executive Officer, Chairman, and a member of the Office of CEO from April 2025 to October 2025 until a permanent Chief Executive Officer was appointed by the Board, after having served as the Non-Executive Chairman since June 2024. She resumed her appointment as Non-Executive Chairman in October 2025. In addition, she served as Executive Vice President and Chief Operating Officer of WakeMed Health & Hospitals from October 2015 through December 2020, where she was responsible for the strategic, financial, and operational performance of the organization’s network of facilities in the North Carolina Research Triangle area. Prior to that, from 2005 to September 2015, Ms. Warren served as Chief Financial Officer of Capella Healthcare, Inc., an owner and operator of general acute-care hospitals, as well as its Executive Vice President since January 2014, and as its Senior Vice President prior to that. Before joining Capella, she served as Senior Vice President and Chief Financial Officer of Gaylord Entertainment Company from 2000 to 2001, as Senior Equity Analyst and Research Director for Avondale Partners LLC and as Senior Equity Analyst for Merrill Lynch & Co. Until November 2024, she served on the Board of Directors of TruBridge, Inc. (formerly known as Computer Programs and Systems, Inc.), where she served as Chair of the Audit Committee and the Compensation Committee. She also currently serves on the Board of Directors of Straive. Ms. Warren is National Association of Corporate Directors (NACD) Directorship CertifiedTM and received a Corporate Directors Certificate from Harvard Business School. Ms. Warren earned a B.S. degree in Economics from Southern Methodist University and an M.B.A. from Harvard University.

Mr. Stengle brings more than 20 years of leadership and operations experience in the senior living, healthcare, and hospitality industries. He joined Brookdale in October 2025 as Chief Executive Officer and a member of the Board of Directors. He previously served as President and Chief Operating Officer at Gentiva since August 2022. He also served as Executive Vice President and Chief Operating Officer for Kindred at Home, a predecessor to Gentiva, from January 2020 to August 2021. In addition, from August 2021 to August 2022, Mr. Stengle served as Executive Vice President and Chief Operating Officer for Sunrise Senior Living LLC. Prior to 2020, he served as a member of the portfolio operations team for TPG Capital. He also previously served as Senior Vice President of Operations for HMSHost International, as Vice President of Global Operations for Marriott International, and as project leader for the Boston Consulting Group. Mr. Stengle served 11 years in the United States Air Force, holding multiple positions during his service, including as a Top Gun Instructor Pilot, Combat Fighter Pilot, Flight Commander, and Deputy Director of Operations after graduating from the U.S. Air Force Academy with academic and military honors. Mr. Stengle earned an M.B.A. from Touro University.

The Board’s decision to nominate Ms. Warren to serve as a director was based on Ms. Warren’s extensive executive, financial, and operational experience in the healthcare and other industries.

The Board’s decision to nominate Mr. Stengle to serve as a director was based on Mr. Stengle’s deep understanding of the senior living, healthcare, and hospitality industries with extensive leadership and operations experience.

12

Director Nominees

Claudia N. Drayton Independent Director		Mark Fioravanti Independent Director

Director Since: June 2024 Age: 58	Brookdale Board Committees: • Audit (Chair) Public Company Directorships: • 3D Systems Inc. (2021 – current)	Director Since: April 2025 Age: 64	Brookdale Board Committees: • Audit • Compensation Public Company Directorships: • Ryman Hospitality Properties, Inc. (f/k/a Gaylord Entertainment Company) (2022 – current)

Ms. Drayton brings more than 20 years of operational and financial experience in healthcare and biotech companies. Currently, she serves on the board of 3D Systems Inc. (NYSE: DDD) where she is the Chair of the Audit Committee and a member of the Compensation Committee. Most recently, she served as the Chief Financial Officer of Quantum-Si Incorporated, a publicly-traded life-sciences company focused on protein sequencing and genomics for the healthcare industry. She held this role from April 2021 until June 2023, and during her tenure she oversaw the company’s successful transition to a publicly traded company. Prior to that Ms. Drayton served as the Chief Financial Officer of Nuwellis, Inc., a publicly-traded medical device company focusing on commercializing ultrafiltration technology for patients with heart failure. Before joining Nuwellis, she spent 15 years at Medtronic, a global leader in medical devices, where she held leadership positions of increasing responsibility in the finance organization. These included Chief Financial Officer for both the Peripheral Vascular and the Integrated Health Solutions business units. Ms. Drayton is NACD Directorship CertifiedTM. She began her career at Arthur Andersen LLP where she was an audit manager. Ms. Drayton received a B.B.A in Accounting from the University of Mary Hardin-Baylor and an M.B.A. from the University of Minnesota’s Carlson School of Management.

Mr. Fioravanti has more than 35 years’ experience in hospitality and real estate and is a 23-year veteran of Ryman Hospitality Properties, Inc. (formerly Gaylord Entertainment) (RHP). Mr. Fioravanti is currently President, Chief Executive Officer, and a member of the Board of Directors of RHP. In his role, Mr. Fioravanti is responsible for all facets of the company, including its portfolio of destination convention resorts and its owned and operated entertainment division, Opry Entertainment Group (OEG). Mr. Fioravanti was appointed CEO on January 1, 2023, after serving as President and Chief Financial Officer since 2015. Prior to 2015, he served in various senior positions for RHP, including Executive Vice President and Chief Financial Officer, Senior Vice President of Finance and Treasurer, Division President of ResortQuest International, and Senior Vice President of Sales and Marketing. He serves on the board of the Nashville Area Chamber of Commerce, Nashville Convention and Visitors Corp., and NAREIT’s Advisory Board of Governors, and is a member of the Tennessee Business Leadership Council. Mr. Fioravanti holds an M.B.A. from the University of Tennessee and a B.S. in Landscape Architecture from The Ohio State University.

The Board’s decision to nominate Ms. Drayton to serve as a director was based on Ms. Drayton’s extensive financial background and experience in the healthcare and other industries, along with her public company board experience.

The Board’s decision to nominate Mr. Fioravanti to serve as a director was based on Mr. Fioravanti’s extensive executive-level leadership and experience in the hospitality industry, as well as his real estate and sales and marketing experience.

2026 PROXY STATEMENT	13

Proposal 1: Election of Directors

Victoria L. Freed Independent Director		Joshua Hausman Independent Director

Director Since: October 2019 Age: 69	Brookdale Board Committees: • Nominating and Corporate Governance (Chair) Public Company Directorships: • ILG, Inc. (f/k/a Interval Leisure Group, Inc.) (2012 – 2018)	Director Since: April 2025 Age: 50	Brookdale Board Committees: • Investment • Nominating and Corporate Governance Public Company Directorships: • Genesis Healthcare, Inc. (2015 – 2016)

Ms. Freed brings more than 25 years of executive leadership in the areas of sales, customer service, and marketing, and has earned numerous awards for outstanding achievement in sales and marketing during her career. Ms. Freed is Senior Vice President of Sales, Trade Support and Service for Royal Caribbean International, having served in that role since 2008, where she oversees the largest sales team in the cruise line industry and also manages the company’s consumer outreach, reservations, group sales, and customer service functions. Prior to her service with Royal Caribbean, Ms. Freed worked for 29 years with Carnival Cruise Lines, where she served as Senior Vice President of Sales and Marketing during the last 15 years of her tenure. She is a trustee of the United Way of Miami-Dade County and serves as a member of the board of Jewish Adoption and Foster Care Options (JAFCO). Ms. Freed earned a bachelor’s degree in business with an emphasis in marketing from the University of Colorado.

Mr. Hausman has more than 20 years of private market investment experience focused on the healthcare industry, including in facilities-based and senior care services companies that provide personal care, medical, and behavioral health services to vulnerable populations. Mr. Hausman spent two decades with Onex Corporation, from 2004 to February 2025, and served as Managing Director for Onex Partners, the upper-middle market private equity platform of Onex Corporation, from 2013 until his departure. He led Onex Partners’ North American healthcare investment activities, including advising portfolio company management teams and evaluating growth and operating efficiency opportunities. Prior to Onex Corporation, Mr. Hausman was an Associate in the Healthcare Investment Banking group at Banc of America Securities, where he provided capital raising and advisory services to healthcare companies. Since April 2025, Mr. Hausman has been Managing Partner at MHJ Capital Partners. Currently, he serves on the Board of Directors of Newport Healthcare and SCP Health. He has previously held board positions at privately owned and publicly traded healthcare services companies, including BrightSpring Health Services, Genesis HealthCare, Inc., and the Center for Diagnostic Imaging. He holds an A.B. in Economics (cum laude) from Harvard College.

The Board’s decision to nominate Ms. Freed to serve as a director was based on Ms. Freed’s decades of executive leadership in sales, customer service, and marketing in the hospitality industry.

The Board’s decision to nominate Mr. Hausman to serve as a director was based on Mr. Hausman’s deep experience in private market investments focused on the healthcare industry, including his involvement with facilities-based, senior care, and behavioral health companies, and his experience in investing, capital markets, and corporate finance.

14

Director Nominees

Elizabeth B. Mace Independent Director		Lee S. Wielansky Independent Director

Director Since: June 2024 Age: 69	Brookdale Board Committees: • Investment • Nominating and Corporate Governance	Director Since: April 2015 Age: 74

Brookdale Board Committees:

•

Compensation

•

Investment (Chair)

Public Company Directorships:

•

Acadia Realty Trust
(2000 – current)

•

Isle of Capri Casinos, Inc.
(2007 – 2017)

•

Pulaski Financial Corp.
(2005 – 2016)

Ms. Mace has more than 30 years of experience in research, economics, and market analysis. Most recently, she served as the Chief Economist and Director of Research and Analytics at the National Investment Center for Seniors Housing & Care (NIC) from 2014 to June 2023. Prior to serving on NIC’s leadership team, she served on the NIC Board of Directors and chaired its Research Committee. She has also previously served as a director at AEW Capital Management and worked in the AEW Research Group for 17 years. Before AEW, she also spent 10 years at Standard & Poor’s DRI/McGraw-Hill as director of its Regional Information Service. Ms. Mace also worked as a regional economist at Crocker Bank, and for the National Commission on Air Quality, the Brookings Institute, and Boston Edison. She was formerly a member of the Institutional Real Estate Americas Editorial Board. In 2020, Ms. Mace was inducted into the McKnight’s Women of Distinction Hall of Honor. In 2014, she was appointed a fellow at the Homer Hoyt Institute and was awarded the title of a “Woman of Influence” in commercial real estate by Real Estate Forum Magazine and Globe Street. In addition, in 2025, she was inducted into the Senior Living Hall of Fame by the American Seniors Housing Association. Ms. Mace is NACD Directorship CertifiedTM. She received a bachelor’s degree from the Mount Holyoke College and a Master’s of Science in Applied Economics from the University of California. She also earned a Certified Business EconomistTM designation from the National Association of Business Economists.

Mr. Wielansky has more than 40 years of commercial real estate investment, management, and development experience. He currently serves as Chairman and CEO of Opportunistic Equities, which specializes in low income housing. He has also served as Chairman and CEO of Midland Development Group, Inc., which he re-started in 2003 and focused on the development of retail properties in the mid-west and southeast. Prior to Midland, he served as President and CEO of JDN Development Company, Inc. and as a director of JDN Realty Corporation. Before joining JDN, he served as Managing Director – Investments of Regency Centers Corporation, which in 1998 acquired Midland Development Group, a retail properties development company co-founded by Mr. Wielansky in 1983. Mr. Wielansky served as the Company’s Non-Executive Chairman of the Board from February 2018 through December 2019. He also serves as Lead Trustee of Acadia Realty Trust and served as a director of Isle of Capri Casinos, Inc. from 2007 to 2017 and Pulaski Financial Corp. from 2005 to 2016. He also serves as a member of the Board of Clayco Construction Company. Mr. Wielansky received a bachelor’s degree in Business Administration, with a major in Real Estate and Finance, from the University of Missouri – Columbia, where he is currently a member of the Strategic Development Board of the College of Business. He also serves on the Board of Directors of The Foundation for Barnes-Jewish Hospital and on the Finance Committee of both The Foundation and the Barnes-Jewish Hospital.

The Board’s decision to nominate Ms. Mace to serve as a director was based on Ms. Mace’s economic, research, analysis, and real estate investment experience, as well as her knowledge of the senior housing industry through her work at AEW and her service with NIC.

The Board’s decision to nominate Mr. Wielansky to serve as a director was based on Mr. Wielansky’s real estate investment, management, and development experience, as well as his service as a director of several public companies.

2026 PROXY STATEMENT	15

Proposal 1: Election of Directors

Director Not Standing for Re-Election

Biographical information for Dr. Asher, who is not standing for re-election at the 2026 Annual Meeting, is set forth below.

Jordan R. Asher, MD Independent Director

Director Since: February 2020 Age: 61	Brookdale Board Committees: • Compensation (Chair) • Audit

Dr. Asher brings more than 20 years of expertise and a history of success in large matrixed, mission-based, national healthcare systems. From 2023 to May 2025, he served as Executive Vice President and Chief Clinical Officer of Sentara Healthcare, a large integrated delivery health system including a clinically integrated network and insurance company serving Virginia and North Carolina, where he had a wide range of responsibilities, including creating high quality, equitable, and innovative models of care delivery as well as providing national thought leadership directed towards the future of health care. From 2018 to 2023, he served as the Chief Physician Executive and Senior Vice President of Sentara. Prior to Sentara, Dr. Asher served in several executive roles with Ascension since 2006, including Chief Clinical Officer of its Ascension Care Management subsidiary from 2016 to 2018 with responsibility for network development and population and risk management, Chief Clinical Officer and Chief Innovation Officer of Ascension’s MissionPoint Health Partners subsidiary from 2015 to 2016, and Chief Medical Officer and Chief Integration Officer of MissionPoint Health Partners from 2011 to 2015. Dr. Asher earned a B.S. in Biology from Emory University, an M.D. from Vanderbilt University School of Medicine, and an M.S. in Medical Management from the University of Texas at Dallas and Southwestern Medical Center.

16

Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics
The Board has adopted Corporate Governance Guidelines setting forth the expectations and standards the Board has with respect to the role, size, and composition of the Board and its committees, the functioning of the Board and its committees, evaluation of the Board and its committees, director compensation, succession planning, and other matters. The Board also has adopted a Code of Business Conduct and Ethics that applies to all employees, directors, and officers, as well as a Code of Ethics for Chief Executive and Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, and Treasurer. These guidelines and codes are available on the Investor Relations portion of our website at brookdaleinvestors.com. Any amendment to, or waiver from, a provision of such codes of ethics granted to a principal executive officer, principal financial officer, principal accounting officer, or controller, or person performing similar functions, or to any executive officer or director, will be posted on our website.
Director Independence
Our Corporate Governance Guidelines and the listing standards of the NYSE require that the Board be comprised of a majority of independent directors. The Board has affirmatively determined that eight of our current directors, Mses. Drayton, Freed, Mace, and Warren, Dr. Asher, and Messrs. Fioravanti, Hausman, and Wielansky, and the nominee for election as a new director, Mr. Winkle, are “independent” under Section 303A.02 of the listing standards of the NYSE. In each case, the Board affirmatively determined that none of such individuals that were deemed independent had a material relationship with the Company. In making these determinations, the Board considered all relevant facts and circumstances, as required by applicable NYSE listing standards. There were no transactions, relationships, or arrangements not disclosed pursuant to Item 404(a) of Regulation
S-K
that were considered by the Board in making the required independence determinations. None of the directors that were deemed independent had any relationship with us (other than as a director or stockholder). The Board also determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent, including that each member of the Audit Committee is independent under the listing standards of the NYSE and under section 10A(m)(3) of the Exchange Act. Mr. Stengle is not independent due to his employment as our Chief Executive Officer. Ms. Warren was not independent during the time she served as our Interim Chief Executive Officer and as a member of the Office of CEO from April 13, 2025 to October 6, 2025.
Board Leadership Structure
Our Corporate Governance Guidelines do not require the separation of the positions of Chairman of the Board and Chief Executive Officer and provide that the Board is free to choose its Chairman in any way that it deems best for the Company at any given time. However, since the date of our formation and other than during the interim period of April 2025 through October 2025, the Board has separated the positions of Chairman and Chief Executive Officer in the belief that this structure improves management’s accountability to the Board. Ms. Warren currently serves as
Non-Executive
Chairman of the Board, and Mr. Stengle serves as Chief Executive Officer and director. From April 2025 to October 2025, Ms. Warren served as Interim Chief Executive Officer and Chairman of the Board while the Board was actively looking for a permanent Chief Executive Officer. See discussion in the section titled “Compensation Discussion and Analysis—Executive Transitions in 2025” of this proxy statement for more information on our CEO transitions in 2025.

2026 PROXY STATEMENT	17

Corporate Governance

The Board believes that having an independent Chairman of the Board is in the best interests of the Company at this time because it allows our Chief Executive Officer to devote his time and attention to the day-to-day
operations of the Company, while allowing our Chairman to focus on leading the Board and supporting the initiatives of the Company and management.
Risk Oversight
The business of the Company is managed with the oversight of the Board. As contemplated by the NYSE listing standards and as reflected in the charter of the Audit Committee, the Board has delegated to the Audit Committee the responsibility to discuss guidelines and policies governing the process by which our senior management and the relevant departments and functions of the Company (including our internal audit function) assess and manage our exposure to risk. To that end, the Audit Committee regularly reviews our processes for risk assessment and risk management, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also regularly reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience, and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk, along with risks, policies, and governance associated with artificial intelligence (AI). Annually, the Compensation Committee conducts a risk assessment of our compensation programs. The Board and Audit Committee regularly receive reports from management regarding our risk exposures and monitor our risk management activities, including periodic reports from the Company’s management risk committee regarding material compliance risks.
Social and Environmental Responsibility
The Board is responsible for overseeing and ensuring our strategy is informed by the opportunities and risks associated with our human capital resources and environmental changes and looks to the Nominating and Corporate Governance Committee to report on various social and environmental topics. The Nominating and Corporate Governance Committee reviews management’s work to develop our social and environmental initiatives and reporting. As a business of people taking care of people, we focus on human capital management, including maintaining a welcoming and inclusive environment, workplace safety, and maximizing employee satisfaction and retention.
Meetings of the Board
The Board met ten times in 2025. Each incumbent director attended at least 75% of the total number of meetings of the Board and committees of the Board on which he or she served during 2025. Our non-management
directors, i.e., those who are not executive officers, meet in regularly scheduled executive sessions without management. Any non-management
director may request that additional executive sessions be scheduled. Under our Corporate Governance Guidelines, our
Non-Executive
Chairman of the Board presides at executive sessions of our
non-management
directors. The Board has not adopted a formal policy that requires directors to attend our annual stockholders’ meetings, although they are invited and encouraged to attend. Six of the then-incumbent members of the Board attended the 2025 annual meeting of stockholders.
Stockholder Engagement and Communications from Stockholders
The Board values open and ongoing engagement with our stockholders, and we regularly seek feedback on various matters for insight. We proactively meet quarterly with many of our top holders following the release of our quarterly earnings releases. We also have many points of interaction throughout the year with investors, including holding investor calls, attending investor conferences, hosting investors at our headquarters, and visiting investors at their offices. Over the last year, the Board has proactively invited certain large stockholders to present to and share their feedback with the Board during the Board’s quarterly meetings.

18

Stockholder Engagement and Communications from Stockholders

The Board also has in place a process for security holders to send communications to the Board. Specifically, the Board will review and give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as otherwise contemplated by committee charters, the Chair of the Nominating and Corporate Governance Committee will, with the assistance of our General Counsel, be primarily responsible for monitoring communications from stockholders and provide copies or summaries of such communications to the other directors as he or she considers appropriate. Communications will generally be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chair of the Nominating and Corporate Governance Committee considers to be important for the directors to consider. Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chair of the Nominating and Corporate Governance Committee, c/o General Counsel, Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Stockholders who wish to contact any non-management
director, including the
Non-Executive
Chairman of the Board, or the
non-management
directors as a group, should address such communications to the non-management
director (or group of directors) they wish to contact (or if any, to “Any
Non-Management
Director”), c/o General Counsel, at such address.
Insider Trading Policy
We have adopted an insider trading policy governing, among other things, purchases, sales, and other dispositions involving our securities by our directors, officers, and employees. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and the NYSE listing standards. Our insider trading policy is filed as Exhibit 19 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025. Because our insider trading policies and procedures are designed to address transactions in the Company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of the Company’s securities.

2026 PROXY STATEMENT	19

Corporate Governance

Committees of the Board

The Board has four separate standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating and Corporate Governance (NCG) Committee. In addition to the standing committees, the Board established a CEO Search Committee, a special, non-standing committee, in April 2025, for the purpose of identifying and evaluating, with the support of a nationally recognized executive search firm, candidates to become the Company’s next Chief Executive Officer. The CEO Search Committee was disbanded on appointment of Mr. Stengle as Chief Executive Officer on October 6, 2025. Mses. Warren, Freed, and Mace and Mr. Wielansky served on the CEO Search Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board with respect to committee membership assignments after consultation with the Chairman of the Board and the Chief Executive Officer. The Board is responsible for appointing committee chairs and members following review of such recommendations. The Board has adopted written charters for the standing committees, copies of which are available on the Investor Relations portion of our website located at brookdaleinvestors.com.

The following table identifies the current members of the Board’s standing committees and the number of meetings held by each committee during 2025. The Chairman of the Board is invited to attend, and generally attends, the regularly scheduled meetings of the standing committees.

	Audit Committee	Compensation Committee	Investment Committee	NCG Committee

Jordan R. Asher	✓	Chair

Claudia N. Drayton	Chair

Mark Fioravanti	✓	✓

Victoria L. Freed				Chair

Joshua Hausman			✓	✓

Elizabeth B. Mace			✓	✓

Lee S. Wielansky		✓	Chair

Number of Meetings in 2025	7	9	4	4

20

Committees of the Board

The following table provides information about the key responsibilities and functions of the Board’s standing committees.

Committee	Key Functions and Additional Information
Audit Committee

•

Reviews the audit plans and findings of the independent registered public accounting firm and our internal audit and compliance functions, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary

•

Reviews our financial statements (and related regulatory filings), including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm

•

Reviews our risk and control issues, compliance programs, and significant tax and legal matters

•

Appoints annually, in its sole discretion, the independent registered public accounting firm and evaluates its independence and performance, as well as sets clear hiring policies for our hiring of employees or former employees of the independent registered public accounting firm

•

Reviews our risk management processes

•

Reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience, and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk

•

The Board has determined that each of Ms. Drayton and Mr. Fioravanti is an “audit committee financial expert” as defined by the rules of the SEC. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies

Compensation Committee

•

Reviews and approves equity-related grants for our directors, officers, key employees, and consultants

•

Reviews and approves corporate goals and objectives relevant to our Chief Executive Officer’s and other executive officers’ compensation, evaluates the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives, and determines the Chief Executive Officer’s and other executive officers’ compensation based on that evaluation

•

Recommends to the Board the compensation of our non-employee directors

•

Oversees our compensation and employee benefit and incentive compensation plans, and administers the Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan (“2014 Omnibus Incentive Plan”) and the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan (“2024 Omnibus Incentive Plan”) (and any future incentive plans)

•

Administers the Clawback and Forfeiture Policy

Investment Committee

•

Reviews and approves (or recommends that the Board approve, as applicable) certain investments and proposed transactions on behalf of the Board

•

Reviews and evaluates (and makes recommendations to the Board regarding) our capital structure and financial strategies, our material capital allocation plans, and our dividend and share repurchase policies and programs

•

Performs such other responsibilities as may be delegated to it by the Board from time to time

Nominating and Corporate Governance Committee

•

Reviews the performance of the Board and incumbent directors and makes recommendations to the Board regarding the selection of candidates, qualification, and competency requirements for service on the Board and the suitability of proposed nominees as directors

•

Advises the Board with respect to our Bylaws and Corporate Governance Guidelines

•

Oversees the annual evaluation of the Board and its committees and our management

•

Reports to the Board on various social, environmental, and governance topics, and reviews management’s work to develop our social and environmental initiatives and reporting

2026 PROXY STATEMENT	21

Director Compensation

Non-Employee Director Compensation Program

The table below sets forth the elements of the non-employee director compensation program. In 2026, the Compensation Committee reviewed the non-employee director compensation program, including receiving a market compensation study from the Consultant (as defined below) related to the peer group approved by the Committee for 2026 compensation decisions. Following such review, the Committee recommended, and the Board approved, the changes to the program noted below to better align with the peer median.

Cash Fees	2025	Changes for 2026	Description

Annual Retainer	$ 100,000	$ 110,000

Cash retainers are payable quarterly in arrears and are pro-rated for service less than the full year. For 2025, cash meeting fees were paid only if a director’s attendance exceeded six Board meetings or eight committee meetings per year and were payable quarterly in arrears. For 2026, cash meeting fees will be paid only if a director’s attendance exceeds eight Board meetings or eight committee meetings per year and will be payable quarterly in arrears.

Each director has the opportunity to elect to receive either immediately vested shares in lieu of up to 50%, or RSUs in lieu of up to 100%, of quarterly cash compensation, as described below.

Annual Committee Chair Retainers:
Audit	$ 20,000	No change
Compensation, NCG & Investment	$ 15,000	No change
Meeting Attendance Fees:
Per Board Meeting	$ 3,000	No change
Per Committee Meeting (Members Only)	$ 2,000	No change

Equity Awards

Annual Grant of Immediately Vested Stock under 2024 Omnibus Incentive Plan	$ 160,000	$ 170,000 (applicable to awards to be granted in 2027 for 2026 service)	Typically granted in February each year for service in the prior year and pro-rated for service less than the full year. Directors may elect to receive RSUs (as described below) in lieu of the immediately vested shares. If a director retires prior to the annual grant date or concludes his or her service at the expiration of his or her term of office, a pro-rata cash amount will be payable to the director at the time of retirement or expiration in lieu of the annual grant of immediately vested shares, in recognition of the partial year of service.

Initial Grant of Restricted Shares under 2024 Omnibus Incentive Plan	$ 100,000	No change

Granted to each new non-employee director upon joining the Board and generally will be eligible to vest on the first anniversary of the director’s appointment to the Board, subject to the director’s continued service.

Each non-employee director has the opportunity to elect to receive either immediately vested shares (issued pursuant to the Director Stock Purchase Plan) in lieu of up to 50% of his or her quarterly cash compensation, and/or restricted stock units (issued under our 2024 Omnibus Incentive Plan) in lieu of up to 100% of his or her quarterly cash compensation and/or in lieu of the annual grant of immediately vested shares. With respect to such elections, the number of shares or RSUs to be issued is based on the closing price of our common stock on the date of issuance, or if such date is not a trading date, on the previous trading day’s closing price. Each RSU will be payable in the form of one share of our common stock following the director’s termination of service as a member of the Board. In addition, each non-employee director has the opportunity to elect to defer up to 100% of his or her quarterly cash compensation pursuant to the Brookdale Senior Living Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), which became effective December 12, 2022. Each participant in the plan will generally be entitled to receive payment of any amounts deferred under the plan upon the earliest to occur of the following: (A) thirty (30) days after the director’s separation from service; (B) thirty (30) days after the date of the director’s disability; (C) thirty (30) days after the date of the director’s death; (D) if elected by the director, a fixed date designated in a properly executed election form; or (E) within ten (10) days after the closing date of a change in control. Directors will not receive any earnings on deferred amounts.

22

Compensation of Non-Executive Chairman of the Board

Compensation of Non-Executive Chairman of the Board

Ms. Warren resumed her appointment as Non-Executive Chairman of the Board effective October 6, 2025 after serving as Chairman and Interim Chief Executive Officer from April 2025. Ms. Warren’s compensation arrangements as Non-Executive Chairman include the compensation applicable generally to non-employee directors described above and an additional annual cash retainer for her service as Non-Executive Chairman. On August 1, 2025, the Board approved the Compensation Committee’s recommendation to increase the Non-Executive Chairman annual retainer to $125,000 from $100,000. Ms. Warren’s additional retainer was pro-rated for the portion of the year she served as Non-Executive Chairman. All cash amounts are payable as noted in the table above.

Director Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines that require each of our non-employee directors to maintain ownership of our stock with a value of at least 5.0x the non-employee director’s annual cash retainer for service on the Board, exclusive of any retainers for service as chairman of the Board or any of its committees and any cash meeting fees. Unvested equity awards do not generally count toward satisfaction of the guidelines. Stock ownership levels are required to be achieved by the fifth anniversary of the director’s initial appointment or election to the Board. Until the expected ownership level is achieved, each director is expected to retain at least 50% of any shares obtained through our stock incentive plans. As of April 24, 2026, each of our non-employee directors is in compliance with the guidelines.

Director Compensation for 2025

The following table sets forth the compensation awarded to, earned by, or paid to our directors for the year ended December 31, 2025, other than Mr. Stengle and Mses. Warren and Baier, each of whom served as Chief Executive Officer or Interim Chief Executive Officer during 2025 and whose compensation information is set forth under “Executive Compensation,” including Ms. Warren’s compensation for service as a non-employee director and Non-Executive Chairman prior to and after serving as Interim Chief Executive Officer in 2025. Each of the directors included in the table served for the full-year 2025, except that Messrs. Fioravanti and Hausman joined the Board on April 13, 2025 and April 24, 2025, respectively, and Mr. Bumstead’s term expired at the 2025 annual meeting held on July 11, 2025.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	All Other Compensation	Total
Jordan R. Asher	$132,092	$159,998(3)	$–	$292,090
Frank M. Bumstead	$145,102(4)	$159,998(3)	$–	$305,100
Claudia N. Drayton	$134,000	$86,122(3)	$–	$220,122

Mark Fioravanti	$78,703	$100,002(5)	$–	$178,705

Victoria L. Freed	$141,000	$159,998(3)	$–	$300,998

Joshua Hausman	$68,681	$99,998(5)	$–	$168,679

Elizabeth B. Mace	$130,000	$86,122(3)	$–	$216,122

Lee S. Wielansky	$182,000(6)	$159,998(3)	$–	$341,998

(1)

Represents the grant date fair value of the grants of equity, computed in accordance with Accounting Standards Codification 718, Stock Compensation (“ASC 718”). See Note 2 to our Consolidated Financial Statements included in our 2025 Annual Report for a summary of the assumptions made in the valuation of these awards.

(2)

As of December 31, 2025, (i) none of the directors held any unvested stock awards, except that Mr. Fioravanti held 16,026 time-based restricted shares and Mr. Hausman held 12,903 time-based restricted shares, and (ii) the following directors held the number of vested RSUs indicated: Dr. Asher–23,214 and Ms. Freed–26,522.

(3)

Represents the grant date fair value of the annual grant of equity for the previous year served awarded on February 12, 2025, consisting of: 32,454 immediately vested shares for each of Dr. Asher, Ms. Freed, and Messrs. Bumstead and Wielansky and 17,469 immediately vested shares for each of Mses. Drayton and Mace, whose awards reflects a pro-rata amount of the annual award for each of their partial year of service in 2024 beginning June 18, 2024.

(4)

Includes $84,164 of cash paid to Mr. Bumstead, representing the cash amount paid in lieu of the pro-rata annual grant of immediately vested stock for service through the expiration of his term of office at the Company’s 2025 annual meeting of stockholders held on July 11, 2025.

(5)

Represents the grant date fair value of the initial grant of 16,026 time-based restricted shares awarded to Mr. Fioravanti on April 17, 2025 and 12,903 time-based restricted shares awarded to Mr. Hausman on July 31, 2025 in connection with their joining the Board.

(6)	Includes $29,000 of additional cash compensation for service by Mr. Wielansky generally in connection with certain stockholder relations matters.

2026 PROXY STATEMENT	23

Executive Officers

The following table sets forth certain information concerning our executive officers as of April 24, 2026. See “Director Nominees” above for biographical information for Mr. Stengle.

Name	Age	Position

Nikolas W. Stengle	49	Chief Executive Officer and Director

Dawn L. Kussow	52	Executive Vice President and Chief Financial Officer

Mary Sue Patchett	63	Executive Vice President and Chief Operating Officer

Jaclyn C. Pritchett	41	Executive Vice President and Chief Human Resources Officer

Chad C. White	50	Executive Vice President, General Counsel and Secretary

Dawn L. Kussow joined Brookdale in March 2007 and has served as Brookdale’s Executive Vice President and Chief Financial Officer since February 2023. From April 2025 to October 2025, Ms. Kussow was also appointed to the Office of the CEO, until a permanent Chief Executive Officer was appointed by the Board. She also served as Brookdale’s Interim Chief Financial Officer from August 2022 to October 2022. Ms. Kussow previously served as Senior Vice President and Chief Accounting Officer from January 2016 until January 2023, Vice President and Corporate Controller from February 2014 to January 2016, Senior Director of Financial Reporting from June 2009 until January 2014, and Director of Financial Reporting from March 2007 until May 2009. Ms. Kussow is a Certified Public Accountant. Before joining Brookdale, Ms. Kussow served as Director of Financial Reporting for AON Hewitt from 2005 until 2007 and practiced nine years at Deloitte & Touche, LLP, including an international assignment. In 2025, Ms. Kussow was inducted into the McKnight’s Women of Distinction Hall of Honor. She received a Bachelor of Science in Accounting from Marquette University. Ms. Kussow also serves as a member of the Finance Committee for the Betty Brinn Children’s Museum.

Mary Sue Patchett rejoined Brookdale in August 2025 and has served as Executive Vice President and Chief Operating Officer since December 2025. She served as Interim Executive Vice President – Community & Field Operations from September 2025 to December 2025. Previously, she also held various senior leadership positions at Brookdale from 2011 until her retirement in 2021. In her last position at Brookdale, she served as Executive Vice President of Strategic Operations from March 2020 to June 2021. Ms. Patchett also served as Executive Vice President of Community and Field Operations at Brookdale, and before that, was President of the former Southeast Division. Ms. Patchett has also served as Chief Operating Officer of Horizon Bay Realty, L.L.C. (Horizon Bay) from January 2011 until it was acquired by the Company in September 2011, and previously she served as Senior Vice President of Operations from March 2008 through December 2010. Prior to joining Horizon Bay, she was President and owner of Patchett & Associates, Inc., a management consulting firm for senior housing and other healthcare companies, served as Divisional Vice President for Alterra Healthcare Corporation for over six years, and started in senior living with nine years in numerous leadership positions at Sunrise Senior Living. Ms. Patchett earned her B.S. in Business Management from George Mason University. She currently serves on the advisory board of Florida Senior Living Association and on the Board of Directors of Guardian Pharmacy Services, Inc., where she serves on the Audit Committee and the Compensation Committee. She also serves as Board Chair of Angels in Action.

Jaclyn C. Pritchett joined Brookdale in 2016 and has served as Executive Vice President and Chief Human Resources Officer (formerly titled Executive Vice President – Human Resources) since March 2022. She previously served as Senior Vice President – Human Resources since January 2021, Senior Vice President – HR Field Operations and Talent Management from October 2020 until January 2021, Vice President of HR Field Operations from March 2019 until October 2020, and in other human resources management roles from 2016 to February 2019. Before joining Brookdale, Ms. Pritchett served as Senior Manager of Leadership Development at Bridgestone Americas. Ms. Pritchett

24

Executive Officers

received her Bachelor of Arts in Psychology from Auburn University, as well as a Master’s degree in Industrial-Organizational Psychology from Middle Tennessee State University. She currently serves on the board of directors for New Frontiers.

Chad C. White joined Brookdale in February 2007 and has served as our Executive Vice President since January 2018, our General Counsel since March 2017 and our Secretary since March 2013. From April 2025 to October 2025, Mr. White was also appointed to the Office of the CEO, until a permanent Chief Executive Officer was appointed by the Board. He previously served as our Senior Vice President and General Counsel from March 2017 until January 2018, our Senior Vice President and Co-General Counsel from July 2014 to March 2017, our Vice President and Co-General Counsel from March 2013 to July 2014, and our Associate General Counsel and Assistant Secretary prior to that. Before joining Brookdale, Mr. White served in legal roles with Dollar General Corporation and Bass, Berry & Sims PLC. Mr. White received his law degree from the Vanderbilt University School of Law where he was elected to the Order of the Coif, and a Bachelor of Science in Mass Communication and Political Science from Middle Tennessee State University (MTSU). He currently serves on the board of directors for Argentum and is a member of the Board of Trustees of MTSU.

2026 PROXY STATEMENT	25

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains the key elements of our executive compensation program and compensation decisions regarding the following named executive officers (NEOs) for 2025.

Name	Position

Nikolas W. Stengle	Chief Executive Officer

Dawn L. Kussow	Executive Vice President and Chief Financial Officer

Chad C. White	Executive Vice President, General Counsel and Secretary

Jaclyn C. Pritchett	Executive Vice President and Chief Human Resources Officer

Benjamin J. Ricci	Former Division Vice President – East

Denise W. Warren	Former Interim Chief Executive Officer

Lucinda M. Baier	Former President and Chief Executive Officer

H. Todd Kaestner	Former Executive Vice President – Corporate Development and President – CCRCs

Executive Transitions in 2025

During 2025, we made several changes to our key leadership and introduced a new operating structure to a more regional model, which resulted in the elimination of the East and West Divisions of the Company. Changes in 2025 included the following:

•

Effective April 13, 2025, Ms. Baier ceased serving as President and Chief Executive Officer. See “Payments in Connection with Certain Departures” below for a summary of payments made in connection with the departure of Ms. Baier.

•

Ms. Warren was appointed Chairman and Interim Chief Executive Officer, and Mses. Warren and Kussow and Mr. White were each appointed as members of the Office of the CEO. Each of Mses. Warren and Kussow and Mr. White served in these roles until the appointment of Mr. Stengle as Chief Executive Officer on October 6, 2025.

•

On October 1, 2025, the Board appointed Mr. Stengle as Chief Executive Officer and member of the Board effective October 6, 2025, following an extensive search led by the CEO Search Committee of the Board with the assistance of Spencer Stuart.

•

As part of the organizational restructuring, Mr. Kaestner ceased serving as Executive Vice President – Corporate Development and President – CCRCs effective September 30, 2025. See “Payments in Connection with Certain Departures” below for a summary of payments made in connection with the departure of Mr. Kaestner. Mr. Ricci served as Division Vice President – East through 2025 to assist with the transition to the regional operating structure, and he was appointed as Vice President – Operations Integration effective January 1, 2026. Mr. Ricci has also notified the Company that he will be retiring on September 30, 2026.

26

Compensation Discussion and Analysis

 Executive Compensation Program Highlights

 What We Do

Pay for Performance A significant portion of our NEOs’ target direct compensation is awarded in the form of variable, at-risk compensation based on company performance.

Clawback Policy Clawback policy provides for the mandatory recovery of erroneously awarded performance-based compensation paid as a result of any financial restatement consistent with the requirements of the NYSE.

Caps on Annual Incentive Payouts Payouts under our annual cash incentive plan are capped.

Annual Say on Pay “Say-on-pay” advisory vote conducted annually to solicit stockholders’ views on our executive compensation programs.

Robust Stock Ownership Guidelines Ownership guidelines require our CEO, CFO, and other continuing named executive officers to hold stock valued at 5x, 4x, and 3x base salary, respectively.

Annual Risk Assessment The Committee conducts a compensation program risk assessment annually.

 What We Do NOT Do

No Above Median Benchmarking The Committee generally aims to provide target total direct compensation for NEOs that is within or below the market median range identified in the independent compensation consultant’s market study.

No Defined Benefit Plans/SERPs We do not sponsor any defined benefit pension or supplemental executive retirement plans (SERPs).

No Tax Gross Ups Tax gross-ups are not provided except in the limited circumstance of certain relocation expenses.

No Excessive Perquisites Minimal perquisites are provided, other than certain relocation expenses.

No Guaranteed Incentive Compensation Our annual incentive plan and performance-based long-term incentive awards do not have minimum guaranteed payout levels–this compensation is “at risk.”

No Pledging or Hedging Our insider trading policy prohibits all our directors and executive officers from pledging or hedging Brookdale stock.

No Stock Options We have never granted stock options.

2026 PROXY STATEMENT	27

Executive Compensation

2025 Target Total Direct Compensation Mix (1)

(1)

For CEO, represents elements of 2025 target total direct compensation for Mr. Stengle, annualized for 2025 and excluding inducement awards and sign-on bonus. For other continuing NEOs (Mses. Kussow and Pritchett and Mr. White), the average of such other NEOs’ pay mix elements. See “Summary of 2025 Compensation Program” below for more information.

Compensation Philosophy

The Compensation Committee (the “Committee”) intends to ensure market-competitive executive compensation opportunities through a program designed to:

•

emphasize pay for performance by linking a significant portion of target total direct compensation to variable, at-risk components measured by our short- and long-term financial performance and other objectives designed to focus executives on key strategic initiatives;

•	align our executives’ long-term interests with those of our stockholders; and

•	attract and retain key executives to execute on our strategy.

In determining the appropriate level and mix of compensation for each executive officer, the Committee takes into account the officer’s experience, scope of responsibility, individual performance, and retention risk; the Committee’s independent consultant’s market compensation studies; management input; internal equity; and other information as it deems necessary and appropriate. No pre-determined weighting is assigned to any factor, and the emphasis placed on a specific factor may vary among executive officers, reflecting market practice, business needs, and retention and succession considerations at the time compensation decisions are made.

28

Compensation Discussion and Analysis

Principal Elements of Compensation

Our 2025 executive compensation program generally consisted of the following principal elements:

Element	Form	Description	Link to Stockholder Value

Base Salary	Cash	Amount intended to reflect the level and scope of responsibility, experience, and skills of an executive, the individual performance of the executive, retention risks, and competitive market practices.	Assists us in attracting, and encourages retention of, key executives through an amount of fixed income paid throughout the year.

Annual Incentive Plan (1)	Cash	Opportunity is at-risk with no guaranteed payout. For 2025, level of payout tied to achievement of financial objectives (revenue per available unit (“RevPAR”) and Adjusted EBITDA) and strategic objectives (key community leadership retention and resident/family satisfaction) as approved by the Committee. RevPAR is a key performance metric that reflects the impact of both occupancy and rate.	Focuses executives on taking steps necessary to meet expectations set forth in the annual budget and business plan, including for 2025 driving RevPAR and Adjusted EBITDA growth; attracting, engaging, developing, and retaining the best associates; and driving resident satisfaction, which the Committee believes will in turn drive longer-term performance results.

Long- Term Incentive Awards (2)	50%–Time-Based RSUs	Eligible to vest ratably in three annual installments beginning approximately one year following the grant date, subject to continued employment.	Promotes retention, stock ownership, and alignment of executives’ long-term interests with those of our stockholders.

	50%–Performance-Based RSUs	Opportunity is at-risk with no guaranteed vesting. The 2025 award is eligible to vest in February 2028 based on year-over-year same community RevPAR growth for 2025, 2026, and 2027, and our 3-year relative total stockholder return (“TSR”) performance. RevPAR is a key performance metric that reflects the impact of both occupancy and rate.	Encourages executives to focus on initiatives that drive growth, including increasing occupancy while maintaining rate discipline, and increasing the market value of our common stock.
(1)	See “2025 Compensation Decisions—Annual Incentive Plan” below for additional information regarding objectives for Mr. Ricci.

(2)

Mr. Stengle was granted long-term incentive awards with a 40/60 grant value mix of time- and performance-based RSUs in October 2025 in connection with his appointment as Chief Executive Officer. See “2025 Compensation Decisions—Long-Term Incentive Awards—CEO Long-Term Incentive Awards” below for additional information on his awards. Mr. Ricci was granted long-term incentive awards with a 75/25 grant value mix of time- and performance-based RSUs in February 2025 consistent with other executives at his level.

2026 PROXY STATEMENT	29

Executive Compensation

Process for Determining Executive Compensation

The Committee’s process for determining executive compensation is outlined below, including the roles of the Committee, results of our annual say-on-pay advisory vote, the Committee’s independent consultant, our management, and our compensation peer group.

Role of the Committee

The Committee, which is comprised solely of independent directors, is responsible for developing, reviewing annually, and administering our compensation program and plans applicable to our executive officers. The Committee meets regularly, typically at least four times per year, to approve all decisions regarding the compensation of our executive officers. Compensation decisions regarding our Chief Executive Officer are also approved by the independent members of the Board. The Committee reports on its actions to the full Board following each Committee meeting. In fulfilling its responsibilities with respect to executive compensation, the Committee reviews and approves:

•	Any changes to our executive compensation philosophy;

•	The base salary, levels of incentive-based compensation, and all other compensation or perquisites of our executive officers;

•	The design and framework of our incentive-based compensation plans and awards, including the applicable performance objectives and targets;

•	Levels of achievement under such performance objectives and targets;

•	Updates to our compensation peer group;

•	Any employment agreements or severance arrangements with our executive officers;

•	Clawback policies and any administration thereof; and

•	Compliance with, and any changes to, our officer stock ownership and retention guidelines.

Role of Say-on-Pay Vote

The Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions. At our 2025 annual meeting of stockholders, approximately 87% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which while slightly lower than previous years, the Committee believes still generally affirms our stockholders’ support of our executive compensation approach and provided assurance the program was reasonable and aligned with stockholder expectations. The Committee values the opinions expressed by stockholders and took this level of support into consideration when making decisions in 2026. Following further engagement with stockholders and the Committee’s independent consultant, the Committee made the changes summarized in “2026 Compensation Decisions” below.

Role of Independent Compensation Consultant

As a best practice, the Committee periodically evaluates its selection of an independent compensation consultant. For 2025 executive compensation decisions, the Committee determined to continue to engage F.W. Cook & Co., Inc. (the “Consultant”) as its independent compensation consultant. The Consultant reports directly to the Committee, which has the direct responsibility for appointment, compensation, and oversight of the work of the Consultant. From time to time at the request of the Committee, the Consultant provides recommendations regarding the design and framework of, and amounts awarded under, our executive compensation programs, recommends updates to our compensation peer group and conducts independent market compensation studies using that peer group and other published survey information, attends meetings of the Committee, and communicates with one or more members of the Committee outside of such meetings. For our 2025 compensation programs, the Consultant provided each of these services. The Committee conducted a specific review of its relationship with the Consultant and determined that the Consultant’s work for the Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act of 2010 by the SEC and by the NYSE.

30

Compensation Discussion and Analysis

Role of Management

When making compensation decisions, the Committee considers input from our Chief Executive Officer and certain of our other executive officers. Such input generally includes providing information and analyses for review and advising the Committee concerning compensation decisions (other than when their own compensation is determined) and the design, framework, and performance objectives of our incentive-based compensation plans and awards. Our Chief Executive Officer provides compensation recommendations related to our other executive officers for the Committee’s consideration.

Compensation Peer Group

Typically annually, the Committee reviews and approves a compensation peer group comprised of companies recommended by the Consultant. The compensation peer group data is then used by the Consultant when preparing independent market compensation studies for the Committee. The Committee generally uses such peer group data and the Consultant’s studies:

•	To assess the competitiveness of the target direct compensation and underlying pay mix awarded to our executive officers; and

•	To evaluate the design, framework, and performance objectives of our incentive-based compensation plans and awards.

The Committee, as advised by the Consultant, generally considered base salary and target annual cash compensation within a range of +/- 15%, and target total direct compensation within a range of +/- 20%, of median as reported in the Consultant’s market compensation studies to be competitive. Median compensation rates are one of many factors the Committee considers when determining target pay opportunities for our executive officers. Other factors include the executive’s qualifications, experience, and scope of responsibilities; recruiting considerations; internal pay parity; and Company and individual performance, among others.

The peer group used to inform 2025 target compensation opportunities included 18 companies in the health care facilities, healthcare services, healthcare REIT, hospitality, and restaurant industries. The Committee believes that inclusion of companies from these industries is reflective of the talent market for our business. The peer group companies chosen from the various industries are intended to be reasonably comparable to Brookdale in terms of their revenue, market capitalization, enterprise value, EBITDA, and/or number of employees. For 2025 compensation decisions, the Consultant recommended no updates to our prior-year compensation peer group, which is set forth below.

2025 Peer Group

Acadia Healthcare Company, Inc.	Community Health Systems, Inc.	Select Medical Holdings Corporation

Amedisys, Inc.	Encompass Health Corporation	Surgery Partners, Inc.

Aveanna Healthcare Holdings Inc.	Hyatt Hotels Corporation	The Ensign Group, Inc.

Bloomin’ Brands, Inc.	National Healthcare Corporation	Universal Health Services, Inc.

Brinker International, Inc.	Pediatrix Medical Group, Inc.	Welltower Inc.

Chemed Corporation	Quest Diagnostics Incorporated	Wyndham Hotels & Resorts, Inc.

2026 PROXY STATEMENT	31

Executive Compensation

2025 Compensation Decisions

Summary of 2025 Compensation Program

Annual Compensation Decisions

When making annual executive compensation decisions in February 2025, the Committee considered the Consultant’s market compensation study based on the peer group adopted by the Committee and, for certain roles, other published survey information, our 2025 business plan, performance objectives under our incentive plans, and the responsibilities and individual performance of each named executive officer. Compensation decisions for Mr. Stengle and Ms. Warren are discussed below.

Following conclusion of this review, the Committee found that Ms. Baier’s target total direct compensation was at the low end of the market median range, primarily due to the fact that her target long-term incentive opportunities were at the low end of the market median range, while her base salary and target annual cash approximated the market median range. The Committee determined that the target total direct compensation of each of Ms. Kussow and Ms. Pritchett was below the low end of the market median range and that the target total direct compensation of each of Mr. White and Mr. Ricci was within the market median range. Because Mr. Kaestner’s role was somewhat different than any of the executive roles reflected by the market data, no external comparison was considered. In reviewing Mr. Kaestner’s target total direct compensation, the Committee also took into account his scope of responsibilities and internal pay equity.

The Committee determined to increase Ms. Kussow’s base salary by approximately 5% to better align with market-competitive rates. For Mr. White, Ms. Prichett, and Mr. Kaestner, the Committee determined to increase base salaries marginally 1% to 2%. The Committee maintained target annual incentive awards as a percent of base salary for the named executive officers, other than for Ms. Kussow, whose target annual incentive opportunity was increased from 90% of base salary to 100% of base salary for 2025, to improve the competitiveness of her target annual cash compensation. For 2025 long-term incentive awards, the Committee determined to increase Ms. Kussow’s target grant value 40% to be more competitive with market data for her position, as well as to better reflect her individual contributions and importance to the organization. The target grant values for Mr. White, Ms. Pritchett, and Mr. Kaestner were also each increased from 2% to 7% to be more competitive with the market data for their respective positions. The Committee and the Board determined not to make any changes to the compensation for Ms. Baier. After giving effect to the changes noted above, the Committee determined that the target total direct compensation of each such named executive officer was in the market median range, except for Ms. Pritchett who was still below the low end of the market median range.

The table below sets forth the annual compensation decisions made with respect to the named executive officers serving in February 2025. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally certain severance payments for Ms. Baier and Mr. Kaestner, employer matching on our 401(k) plan, employer-paid premiums on life and disability insurance, and certain relocation expenses) and the additional $250,000 in target annual incentive opportunity and discretionary cash bonus of $100,000 provided to each of Ms. Kussow and Mr. White for service as members of the Office of the CEO during 2025 as described further below. Percentage changes from 2024 are based on the compensation arrangements in place as of December 31, 2024. See “Summary Compensation Table” and “Payments in Connection with Certain Departures” below for a summary of payments made in connection with the departures of Ms. Baier and Mr. Kaestner on April 13, 2025 and September 30, 2025, respectively.

32

Compensation Discussion and Analysis

	2025 Base Salary	Change v. 2024	2025 Target Annual Incentive Opportunity	Change v. 2024	2025 Grant Value of Long-Term Incentive Awards (1)	Change v. 2024 (1)	2025 Target Total Direct Compensation	Change v. 2024

Ms. Kussow	$630,000	5%	100%	11%	$1,400,002	40%	$2,660,002	24%

Mr. White	$495,000	2%	80%	–%	$715,003	2%	$1,606,003	2%

Ms. Pritchett	$343,000	1%	70%	–%	$245,001	7%	$828,101	3%

Mr. Ricci	$385,000	–%	70%	–%	$250,000	(14)%(2)	$904,500	(4)%

Mr. Kaestner	$465,000	1%	80%	–%	$515,003	6%	$1,352,003	3%

Ms. Baier	$1,020,000	–%	137%	–%	$5,000,002	–%	$7,417,402	–%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2024, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant). The values for the long-term incentive awards above differ from the values shown in the Summary Compensation Table and Grants of Plan-Based Awards Table because the values presented in the tables below are computed in accordance with ASC 718.

(2)	Mr. Ricci received a one-time increase of the value of his long-term incentive awards in 2024 to $290,000. In 2025, the value reverted to $250,000.

Compensation Arrangements for Mr. Stengle

On October 1, 2025, the Board appointed Mr. Stengle as Chief Executive Officer effective October 6, 2025. In connection with this appointment, the Committee considered the Consultant’s market compensation study based on the peer group adopted by the Committee, our 2025 business plan, performance objectives under our incentive plans, and the responsibilities and individual experience of Mr. Stengle. The Committee recommended, and the Board approved, the following compensation arrangements for Mr. Stengle for 2025: (i) an annual base salary of $950,000 per year; (ii) eligibility to participate in the Company’s annual cash incentive program generally applicable to members of management, with the target cash bonus reflecting 140% of his base salary paid during the calendar year; (iii) a cash sign-on bonus of $370,000 to be paid in January 2026; and (iv) eligibility to receive annual long-term incentive awards under the Company’s 2024 Omnibus Incentive Plan with an aggregate target grant value of $4,650,000 in 2026, with a 40/60 grant value mix of time- and performance-based RSUs. His base salary will be reviewed annually, with the first annual review to occur effective as of January 1, 2027. Mr. Stengle is also eligible to receive assistance with relocation to the Nashville, Tennessee area and other customary benefits. Mr. Stengle has agreed to reimburse us 100% of the relocation benefits provided to him if he voluntarily terminates his employment prior to the first anniversary of his start date and 50% if he leaves prior to the second anniversary of his start date. He also has agreed to reimburse us for the $370,000 sign on bonus if he voluntarily terminates his employment prior to the first anniversary of his start date. See “2025 Compensation Decisions—Long Term Incentive Awards” below for further information on certain prorated and inducement long-term incentive awards granted to Mr. Stengle in October 2025. See also “Employment Agreements and Severance Policies Applicable to Named Executive Officers” for the terms of the employment agreement we entered into with Mr. Stengle dated October 1, 2025.

The Committee considered that Mr. Stengle’s target total direct compensation would be approximately 20% below the peer group median, and his base salary and target annual cash were also at the low of end of the peer group median but anticipated increases as Mr. Stengle gained further experience as a Chief Executive Officer and demonstrated performance. The Committee determined to grant Mr. Stengle’s long-term incentive awards with a 40/60 grant value mix of time- and performance-based RSUs to increase the amount of at-risk variable compensation, compared to the previous mix for our ongoing annual long-term incentive awards granted to executive officers, and to incentivize Mr. Stengle to increase stockholder value. The Committee was also contemplating a similar mix for future executive officer long-term incentive grants beginning with 2026 awards following feedback from stockholders. See “2025 Compensation Decisions—Long-Term Incentives” below for further information on the targets and methodology for Mr. Stengle’s performance-based long-term incentive awards granted in 2025. See “2026 Compensation Decisions” for information on the 40/60 grant value mix of time- and performance-based awards beginning with 2026 awards.

2026 PROXY STATEMENT	33

Executive Compensation

Compensation Arrangements for Mses. Warren and Kussow and Mr. White

On April 13, 2025, the Board appointed Ms. Warren as Interim Chief Executive Officer and Mses. Warren and Kussow and Mr. White to the Office of the CEO. In connection with these appointments, the Committee approved the following additional compensation arrangements on April 27, 2025. For Ms. Warren, she was paid $85,000 per month for each month she served as Interim Chief Executive Officer (effective as of April 13, 2025), which was prorated for any partial month of service. The $85,000 per month equated the salary being paid to Ms. Baier prior to her departure, which the Committee determined was appropriate for Ms. Warren as Interim Chief Executive Officer. The Committee also granted Ms. Warren 158,730 time-based restricted stock units based on the grant date value on April 25, 2025, which equated to approximately $1,000,000. The RSUs were subject to vesting on the earlier of the following: (1) the one-year anniversary of the grant date; (2) the start date of a new Chief Executive Officer of the Company; or (3) upon Ms. Warren’s termination following a change in control. During her service as Interim Chief Executive Officer and as a member of the Office of the CEO, Ms. Warren did not participate in the compensation program for non-employee directors and did not separately receive compensation for her service as Chairman. The Committee determined it appropriate to provide each of Ms. Kussow and Mr. White additional compensation for the services being provided to the Company as members of the Office of the CEO. Each were paid $100,000 as a special performance bonus. In addition, the 2025 target annual incentive opportunity previously established for each of Ms. Kussow and Mr. White was increased by $250,000, subject to the terms of the 2025 annual incentive plan and the actual amount earned was based on the level of achievement of the financial and strategic performance objectives previously approved by the Committee in February 2025 as described further below.

Annual Incentive Plan

The named executive officers, other than Ms. Warren, were eligible to participate in our 2025 management annual incentive plan (“2025 Management AIP”) adopted by the Committee in February 2025. For the first three quarters of 2025, Mr. Ricci was eligible to participate in the 2025 annual incentive plan for the East Division of the Company (“2025 East Division AIP”), which was terminated in connection with the Company’s corporate restructuring to a regional focused model that resulted in the elimination of the East and West Divisions of the Company. Effective October 1, 2025, he became eligible to participate in the 2025 Management AIP consistent with the other named executive officers. Mr. Ricci’s final cash payout was prorated between the two 2025 annual incentive plans. Ms. Warren did not participate in a 2025 annual incentive plan given the interim nature of her appointment. The 2025 annual incentive plans continued to be based on company and/or division (as applicable) financial and strategic objectives weighted 70% and 30% of target, respectively, and all amounts earned were to be paid out following the end of 2025 but no later than March 15, 2026. Cash amounts payable under the plans were to be determined by the Committee following conclusion of fiscal 2025 based on our results relative to performance targets approved by the Committee. There were no guaranteed payout levels utilized, and the aggregate threshold and maximum payouts were 25% and 200%, respectively, of the target opportunity for the named executive officers. At the time of adoption of the 2025 annual incentive plans, the Committee determined to exclude from all applicable measures and targets the results of the 55 Ventas, Inc. (“Ventas”) leased communities that were designated to be sold or transitioned during 2025 in connection with the amendment to the master lease agreement entered into in December 2024.

For the 2025 Management AIP, the financial objectives were our full-year 2025 RevPAR and our full-year Adjusted EBITDA. Mr. Ricci’s financial objectives for the first three quarters of 2025 under the 2025 East Division AIP were RevPAR for the communities in the East Division of the Company and Net Operating Income for the East Division of the Company (“Division NOI”). The target levels of performance were generally based on our 2025 budget approved by the Board. The strategic objectives under the 2025 Management AIP include retention of key community leadership at our consolidated comparable community portfolio and for all named executive officers other than Ms. Pritchett, improvement in resident and family member satisfaction (as reflected by net promoter score (NPS) improvement). Ms. Pritchett’s strategic objective was solely focused on retention given the nature of her position as head of human resources. For the first three quarters of 2025, Mr. Ricci’s strategic objectives were based on comparable East Division metrics for retention and East Division results for NPS.

34

Compensation Discussion and Analysis

The table below sets forth the performance objectives, weighting, performance targets, and our actual performance with respect to the 2025 annual incentive plans. All targets and results exclude the 55 Ventas communities designated to be sold or transitioned.

Objective	Weighting	Description and Link to Strategy and Business Plan
			2025 Management AIP RevPAR

RevPAR	40%

RevPAR is a key performance metric that reflects the impact of both occupancy and rate. For purposes of the 2025 Management AIP, RevPAR was defined as our resident fee revenue for the consolidated communities portfolio (excluding revenue for private duty services provided to seniors living outside of our communities) for the applicable period, divided by the weighted average number of available units in the portfolio for the period, divided by the number of months for the period. RevPAR for the 2025 East Division AIP was based on all communities in the division (including managed communities) for the first three quarters of 2025. The Board and management use RevPAR in the budgeting process and when evaluating our results. This measure was intended to focus management on driving RevPAR growth. The target levels of performance were generally based on our 2025 budget approved by the Board.

			Level	Payout	Target / Actual
			Maximum	200%	$5,387
			Target	100%	$5,230
			Actual	96%	$5,214
			Threshold	25%	$4,962

			2025 East Division AIP RevPAR
			Level	Payout	Target / Actual
			Maximum	200%	$5,357
			Target	100%	$5,201
			Actual	81%	$5,133
			Threshold	25%	$4,934

Adjusted EBITDA (1)	30%	Adjusted EBITDA is a non-GAAP performance measure that, for purposes of the 2025 Management AIP, the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For 2025, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, gain/loss on facility operating lease termination, and transaction, legal, and organizational restructuring costs. Transaction costs are general and administrative expenses and include those directly related to acquisition, disposition, financing, and leasing activity and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. The Board and management use this measure in the budgeting process and when evaluating our results. The target levels of performance were generally based on our 2025 budget approved by the Board and would require management to significantly grow the Company’s Adjusted EBITDA over 2024 results.	Level	Payout	Target / Actual ($ in MM)
			Maximum	200%	$451.4
			Actual	190%	$449.2
			Target	100%	$429.9
			Threshold	25%	$386.9

Division NOI (2)	30% for Mr. Ricci for the first three quarters of 2025	Division NOI is a non-GAAP performance measure that, for purposes of the 2025 East Division AIP, the Company defines as revenue less facility operating income expense for all communities in the division (including managed communities). The target levels of performance were generally based on our 2025 budget approved by the Board.	Level	Payout	Target / Actual ($ in MM)
			Maximum	200%	$441.4
			Target	100%	$420.3
			Actual	47%	$391.7
			Threshold	25%	$380.0

2026 PROXY STATEMENT	35

Executive Compensation

Objective	Weighting	Description and Link to Strategy and Business Plan
			2025 Management AIP Retention
Key Community Leader Retention (FY 2025)	15% for all NEOs except Ms. Pritchett	Brookdale’s culture is based on servant leadership, and we believe engaged associates lead to an enhanced resident experience and lower turnover, leading to improved operations. The key community leader retention objective applied to the three key positions at our consolidated comparable communities (executive directors, sales directors, and health and wellness/nursing directors). The target level performance reflected a 100 basis points improvement from our 2024 performance for the 2025 consolidated comparable communities portfolio. For Mr. Ricci, the retention measure for the 2025 East Division AIP included all communities within the division (including managed communities).	Level	Payout	Target / Actual
			Maximum	200%	70.3%
	30% for Ms. Pritchett		Actual	134%	68.7%
			Target	100%	67.8%
			Threshold	25%	66.8%

			2025 East Division AIP Retention
			Level	Payout	Target / Actual

			Maximum	200%	70.4%
			Actual	144%	69.0%
			Target	100%	67.9%
			Threshold	25%	66.9%

			2025 Management AIP NPS

Resident / Family Satisfaction (FY 2025)	15% for all NEOs other than Ms. Pritchett

The Committee believed it was appropriate to tie an element of named executive officer compensation to increasing resident and family member satisfaction. The target level performance reflected the Company’s pre-pandemic NPS.

			Level	Payout	Target / Actual
			Maximum	200%	38
			Target	100%	34
			Actual	70%	27
			Threshold	25%	18

			2025 East Division TargetAIP NPS
			Level	Payout	Target / Actual
			Maximum	200%	38
			Target	100%	34
			Actual	75%	29
			Threshold	25%	20

(1)

Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for information on how we calculated Adjusted EBITDA for 2025, including a reconciliation to the closest GAAP financial measure. For purposes of determining targets for bonus opportunities and achievement of such targets for 2025, consolidated Adjusted EBITDA was calculated as described in our Form 10-K but the results of the 55 Ventas-leased communities that were designated to be sold or transitioned were excluded.

(2)

Division NOI is a financial measure that is not calculated in accordance with GAAP. Division NOI is defined by the Company as resident fee revenue less facility operating expense for all communities within the division (including managed communities). Division NOI does not include general and administrative expense or depreciation and amortization and for purposes of determining targets for bonus opportunities and achievement of such targets for 2025, the results of the 55 Ventas-leased communities that were designated to be sold or transitioned are excluded.

Long-Term Incentive Awards

For the 2025 executive officer compensation program, the Committee continued awarding all long-term incentive awards for named executive officers in the form of time- and performance-based RSUs. For the 2025 awards, the Committee used a 50/50 grant value mix of time- and performance-based full value awards for all named executive officers other than with respect to Mr. Stengle, Mr. Ricci, and Ms. Warren. At the time of his appointment as Chief Executive Officer in October 2025, the Committee granted Mr. Stengle long-term incentive awards with a 40/60 grant value mix of time- and performance-based awards, following review of the Consultant’s market compensation study and feedback from stockholders sought by the Company following the 2025 annual meeting of stockholders say-on-pay advisory vote results. Mr. Ricci, as a Division Vice President, was granted awards with a 75/25 grant value mix of time- and performance-based RSUs consistent with other executives of the Company at his level. As Interim

36

Compensation Discussion and Analysis

Chief Executive Officer, the Committee granted Ms. Warren a special one-time, time-based award as described below. See “Payments in Connection with Certain Departures” below for a summary of the treatment of the 2025 long-term incentive awards of Ms. Baier and Mr. Kaestner in connection with their respective departures.

The agreements associated with the 2025 long-term incentive awards for the named executive officers generally contain non-competition, non-solicitation, non-disparagement, and confidentiality covenants and set forth the treatment of such awards in connection with termination of employment, including in connection with a retirement from the Company, and a change in control (as described below under “Potential Payments Upon Termination or Change in Control”). Consistent with the prior year, “double-trigger” acceleration of vesting applies in connection with a change in control. That is, vesting will generally only accelerate in connection with a change in control if either the awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, or the participant experiences a qualifying termination within 12 months after the change in control.

Each RSU is payable in the form of one share of our common stock upon vesting. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest (other than with respect to the RSUs awarded to Mr. Ricci in 2025, which were not entitled to any dividend rights prior to vesting).

February 2025 Long-Term Incentive Awards

Awards of Time-Based RSUs. The awards of time-based RSUs granted in February 2025 are eligible to vest ratably in three annual installments beginning February 27, 2026, subject to continued employment.

Awards of Performance-Based RSUs. With respect to the awards of performance-based RSUs granted in February 2025, the awards are eligible to vest on February 27, 2028, subject to continued employment and achievement of performance objectives established by the Committee. The target award is divided into four equal tranches, three of which may be earned from 0% to 150% of the target number of performance-based RSUs based on year-over-year same community RevPAR growth for 2025, 2026, and 2027, respectively, and the fourth of which may be earned from 0% to 150% of the target number of performance-based RSUs based on the Company’s compound annual TSR relative to the TSR of the constituent companies of the S&P Midcap 400 Index for the three-year period ending December 31, 2027. Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the RSUs in each tranche, respectively, with vesting percentages to be interpolated for performance between the levels specified in the table below. Performance below threshold results in no RSUs vesting for the tranche. The weighting, performance objectives, and performance targets for the performance-based RSUs are outlined below.

The following table provides the targeted award amounts of the 2025 time- and performance-based awards.

Performance Objectives		Time-Based RSUs	Performance-Based RSUs (at Target)
See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Kussow	141,988	141,988
	Mr. White	72,516	72,515
	Ms. Pritchett	24,848	24,848
	Mr. Ricci	38,033	12,677
	Ms. Baier	470,810	470,810
	Mr. Kaestner	52,232	52,231

2026 PROXY STATEMENT	37

Executive Compensation

Performance Objective	Weighting	Description and Link to Strategy and Business Plan	Vesting Date	Performance Targets
2025 year-over-year growth of same community RevPAR (1)	25%	The Committee determined to use year-over-year growth in same community RevPAR to incentivize management to deliver long-term top-line growth by driving RevPAR growth. RevPAR is a key performance metric utilized by the Board and management that reflects the impact of both occupancy and rate.	2/27/2028	Level	% of Target RSUs Vesting	2025 Growth
				Maximum	150%	6.5%
				Actual	103%	5.1%
				Target	100%	5.0%
				Threshold	50%	3.5%

2026 year-over-year growth of same community RevPAR (1)	25%		2/27/2028	Level	% of Target RSUs Vesting	2026 Growth
				Maximum	150%	5.0%
				Target	100%	4.5%
				Threshold	50%	3.0%

2027 year-over-year growth of same community RevPAR (1)	25%		2/27/2028	Level	% of Target RSUs Vesting	2027 Growth
				Maximum	150%	5.0%
				Target	100%	4.5%
				Threshold	50%	3.0%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies (2)	25%	The relative TSR objective aligns our management’s priorities with those of our stockholders to establish and achieve long-term goals designed to increase the market value of our common stock relative to the constituent companies of a broad-based comparable index of companies.	2/27/2028	Level	% of Target RSUs Vesting	Relative TSR Rank
				Maximum	150%	75th %ile
				Target	100%	50th %ile
				Threshold	50%	25th %ile

(1)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve. The 55 Ventas-leased communities that were designated to be sold or transitioned were excluded from our 2025 same community results.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2025 and ending December 31, 2027, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will vest and be issued (or paid) on such tranche if our compound annual TSR is negative for the performance period.

2025 Tranche Performance

In February 2026, the Committee determined that our 2025 year-over-year growth in same community RevPAR was 5.1%, corresponding to an achievement level of 103.3% for the 2025 tranche of the performance-based long-term incentive awards granted to the named executive officers in 2025. As a result, the named executive officers received grants of the following number of additional RSUs for the above-target achievement as follows: Ms. Kussow–1,171; Mr. White–598; Ms. Pritchett–205; Mr. Ricci–105; Ms. Baier–3,884; and Mr. Kaestner–431. Earned amounts for the 2025 performance period will vest on February 27, 2028 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner).

38

Compensation Discussion and Analysis

CEO Long-Term Incentive Awards

Awards of Time- and Performance-Based RSUs to the Chief Executive Officer. In connection with Mr. Stengle’s appointment as Chief Executive Officer, on October 6, 2025, Mr. Stengle was granted restricted stock units with an aggregate target grant value of (i) $1,162,500, which was a prorated amount of his anticipated 2026 target annual long-term incentive award opportunity, and (ii) $2,000,000, which was a special one-time inducement grant in part to partially replace value forfeited by Mr. Stengle as part of his transition to Brookdale. Forty percent of his awards consist of time-based RSUs, which are eligible to vest ratably in three installments beginning on October 6, 2026, subject to continued employment. Sixty percent of the awards consist of performance-based RSUs, which are eligible to vest on October 6, 2028, subject to continued employment and the achievement of certain stock price hurdles as outlined below. The performance-based awards may be earned from 0% to 300% of the target number of performance-based RSUs based on the Company’s average closing stock price over the 20-trading days ending on October 5, 2028. Performance below threshold results in no RSUs vesting, achievement of the targeted level of performance will result in the vesting of 100% of such shares, and vesting percentages will be interpolated between the applicable levels outlined in the long-term incentive award agreements.

Performance Objectives		Time-Based RSUs	Performance-Based RSUs (at Target)
See table below for summary of performance objectives	Prorated Annual Grant	57,980	86,970
	Inducement Grant	99,751	149,626
	Total	157,731	236,596

Performance Objective	Description and Link to Strategy and Business Plan	Vesting Date	Performance Targets
Stock Price Hurdle	Vesting will be dependent on the average closing price of the Company’s common stock over the 20-trading days ending on October 5, 2028. The Committee determined to use stock price growth to incentivize Mr. Stengle to deliver long-term stockholder value. The threshold, target, stretch, and maximum levels would represent a 33%, 60%, 100%, and 167% increase in the Company’s stock price compared to the approximately $7.50 share price in place during negotiations of Mr. Stengle’s compensation arrangements.	10/6/2028	Level	% of Target RSUs Vesting	Stock Price Hurdle
			Maximum	300%	$20.00
			Stretch	200%	$15.00
			Target	100%	$12.00
			Threshold	50%	$10.00

Award of Special Vesting Time-Based RSUs to the Interim CEO. The award of 158,730 time-based RSUs granted in April 2025 to Ms. Warren for service as Interim Chief Executive Officer were eligible to vest on the earlier of the following: (1) the one-year anniversary of the grant date; (2) the start date of a new Chief Executive Officer of the Company; or (3) upon Ms. Warren’s termination following a change in control. The shares vested on October 6, 2025 in connection with the appointment of Mr. Stengle as Chief Executive Officer.

2026 PROXY STATEMENT	39

Executive Compensation

2025 Compensation Results

Summary of Compensation Results

The table below sets forth the amount of compensation earned for 2025 by our named executive officers. The value of long-term incentive awards that vested in 2025 includes the value of RSUs that vested in 2025, valued based on the closing price per share of our stock on the applicable vesting dates, and the value of cash long-term incentive awards granted in 2021. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally certain cash severance payments for Ms. Baier and Mr. Kaestner, employer matching on our 401(k) plan, employer-paid premiums on life and disability insurance, certain relocation expenses, and for Ms. Warren, compensation received as a non-employee director in 2025). See “Summary Compensation Table” and “Payments in Connection with Certain Departures” below for a summary of payments made in connection with the departures of Ms. Baier and Mr. Kaestner on April 13, 2025 and September 30, 2025, respectively. See “Summary Compensation Table” below for a summary of compensation paid to Ms. Warren as a non-employee director and Non-Executive Chairman in 2025.

	2025 Base Salary Earned	Annual Incentive Earned for 2025(1)	Value of Long- Term Incentive Awards that Vested in 2025(2)(3)(4)	Special Compensation Earned(5)(6)	Total Compensation Earned

Mr. Stengle	$229,310	$403,571	$–	$370,000	$1,002,881

Ms. Kussow	$630,000	$1,106,243	$456,282	$100,000	$2,292,525

Mr. White	$495,000	$812,083	$894,522	$100,000	$2,301,605

Ms. Pritchett	$343,000	$324,806	$286,004	$–	$953,810

Mr. Ricci	$385,000	$242,359	$272,442	$–	$899,801

Ms. Warren	$431,538	$–	$1,273,015	$–	$1,704,553

Ms. Baier	$285,287	$491,327	$10,472,606	$–	$11,249,220

Mr. Kaestner	$347,414	$349,385	$1,136,614	$–	$1,833,413

(1)	For Mr. Stengle, Ms. Baier, and Mr. Kaestner, the amount earned was prorated based on the number of days employed during 2025.

(2)

Includes for Ms. Kussow, Ms. Pritchett, and Mr. Ricci, $10,680, $10,938, and $13,199, respectively, associated with the vesting of the 2025 tranche of time-based cash long-term incentive awards granted in February 2021.

(3)

Includes for Ms. Kussow, Mr. White, Ms. Pritchett, Ms. Baier, and Mr. Kaestner, $12,261, $92,558, $12,556, $793,555, and $69,598, respectively, associated with the vesting of the fourth tranche of performance-based cash long-term incentive awards granted in 2021.

(4)

Includes for Ms. Baier and Mr. Kaestner 614,921 and 59,980, respectively, outstanding time-based restricted stock units that immediately vested upon their respective departures. Includes for Ms. Warren 158,730 outstanding time-based restricted stock units that vested on the appointment of Mr. Stengle as Chief Executive Officer.

(5)	Includes for Mr. Stengle his sign-on bonus pursuant to his Employment Agreement that was paid in January 2026.

(6)	Includes for Ms. Kussow and Mr. White the special performance bonus for service as a member of the Office of the CEO during a portion of 2025, as described above.

40

Compensation Discussion and Analysis

Annual Incentive Plan Results

As described above, based on our actual results for the year, the Committee determined that we achieved the following for the 2025 Management AIP: (i) between threshold and target-level performance for the RevPAR-based financial objective, (ii) between target and maximum-level performance for the Adjusted EBITDA-based financial objective, (iii) between target and maximum-level performance for the key community leader retention performance strategic objective, and (iv) between threshold and target-level performance for the NPS strategic objective.

As it relates to Mr. Ricci for the first three quarters of 2025, the Committee determined that we achieved the following for the 2025 East Division AIP: (i) between threshold and target-level performance for the Division RevPAR financial objective, (ii) between threshold and target-level performance for the Division NOI-based financial objective, (iii) between the target-level and maximum performance for the key community leader retention performance measure for the East Division, and (iv) between the threshold and target-level of performance for the NPS measure for the East Division.

A summary of the achievement and payments to our named executive officers under the 2025 annual incentive plans is provided below. See “2025 Compensation Decisions—Annual Incentive Plan” above for the performance objectives and targets, and our actual performance, for each of the financial and strategic objectives.

	Financial Objectives (70% Weighting)		Strategic Objectives (30% Weighting)		Total

	Achieved	Payout	Achieved	Payout	Achieved	Payout

Mr. Stengle	135.9%	$305,430	101.9%	$98,141	125.7%	$403,571

Ms. Kussow	135.9%	$837,225	101.9%	$269,018	125.7%	$1,106,243

Mr. White	135.9%	$614,599	101.9%	$197,484	125.7%	$812,083

Ms. Pritchett	135.9%	$228,429	133.8%	$96,377	135.3%	$324,806

Mr. Ricci (2025 Management AIP)	135.9%	$56,169	101.9%	$19,013	125.7%	$78,182

Mr. Ricci (2025 East Division AIP)	66.2%	$96,048	109.5%	$68,129	79.2%	$164,177

Ms. Baier	135.9%	$371,845	101.9%	$119,482	125.7%	$491,327

Mr. Kaestner	135.9%	$264,421	101.9%	$84,964	125.7%	$349,385

2026 PROXY STATEMENT	41

Executive Compensation

Long-Term Incentive Awards Results

Summary of Vesting

During 2025, the named executive officers realized the compensation shown in the table below with respect to vesting of RSUs and cash long-term incentive awards granted from 2021 to 2025. The value of RSUs that vested is based on the closing price per share of our stock on the vesting date.

	Vesting of Time-Based RSUs Granted in 2021–2025		Vesting of Performance-Based RSUs Granted in 2022		Vesting of Time-Based Cash Awards Granted in 2021	Vesting of Performance- Based Cash Awards Granted in 2021	Total Vesting of RSUs and Cash Awards in 2025

	No. of RSUs	Value	No. of RSUs	Value	Value	Value	No. of RSUs	Value

Ms. Kussow	66,181	$387,821	7,768	$45,520	$10,680	$12,261	73,949	$456,282

Mr. White	77,762	$455,685	59,092	$346,279	$–	$92,558	136,854	$894,522

Ms. Pritchett	25,040	$145,916	20,455	$116,594	$10,938	$12,556	45,495	$286,004

Mr. Ricci	36,123	$212,627	7,955	$46,616	$13,199	$–	44,078	$272,442

Ms. Warren(1)	158,730	$1,273,015	–	$–	$–	$–	158,730	$1,273,015

Ms. Baier	1,208,712	$7,015,411	454,546	$2,663,640	$–	$793,555	1,663,258	$10,472,606

Mr. Kaestner	114,461	$827,289	40,909	$239,727	$–	$69,598	155,370	$1,136,614

(1)	Excludes 32,454 unrestricted shares granted to Ms. Warren in February 2025 for service as a non-employee director in 2024.

Status of Outstanding Performance-Based Awards Granted Prior to 2025

As of December 31, 2025, the named executive officers held the number of performance-based RSUs and performance-based cash awards granted prior to 2025 as outlined below. Vesting of the performance-based awards is subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) and achievement of performance objectives established by the Committee. Performance below the threshold level of achievement has resulted or will result in forfeiture of the applicable tranche, and vesting percentages will be interpolated between the steps shown in the tables below.

2022 Performance-Based RSU Awards

In February 2022, the Committee awarded performance-based RSU long-term incentive awards to certain of the named executive officers, with the targeted award amounts listed below.

Performance Objectives	RSUs at Target

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Kussow	7,768
	Mr. White	59,091
	Ms. Pritchett	20,455
	Mr. Ricci	7,955
	Ms. Baier	454,546
	Mr. Kaestner	40,910

42

Compensation Discussion and Analysis

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2022, 2023, and 2024, the Committee has certified that 105% of the targeted amount from the 2022 tranche, 150% of the targeted amount from the 2023 tranche, and 145% of the targeted amount from the 2024 tranche were eligible to vest on February 27, 2025, and for Ms. Pritchett, on March 1, 2025. Based on our actual levels of achievement of the 3-year relative TSR tranche, the Committee certified that 81.2% of the targeted amount was eligible to vest on February 27, 2026, and for Ms. Pritchett, on March 1, 2026.

Performance Objective	Weighting	Vesting Date	Performance Targets
2022 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025 or 3/1/2025	Level	% of Target RSUs Vesting	2022 Growth
			Maximum	150%	12%
			Actual	105%	10.2%
			Target	100%	10%
				50%	8%
			Threshold	25%	7%

2023 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025 or 3/1/2025	Level	% of Target RSUs Vesting	2023 Growth
			Actual	150%	11.4%
			Maximum	150%	7.5%
			Target	100%	5%
				50%	2.5%
			Threshold	25%	1.25%

2024 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025 or 3/1/2025	Level	% of Target RSUs Vesting	2024 Growth
			Maximum	150%	6%
			Actual	145%	5.8%
			Target	100%	4%
				50%	2%
			Threshold	25%	1%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(2)	25%	2/27/2026 or 3/1/2026	Level	% of Target RSUs Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Actual	81.2%	40.6th %ile
			Threshold	50%	25th %ile

(1)

For purposes of the 2022 awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue from our former Health Care Services segment, revenue for private duty services provided to seniors living outside our communities, and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2022 and ending December 31, 2024, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will be paid on such tranche if our compound annual TSR is negative for the performance period.

2026 PROXY STATEMENT	43

Executive Compensation

Based on our actual levels of achievement, the following RSUs vested in February or March 2025 and February or March 2026 (as applicable).

	RSUs 2025	RSUs 2026	Total RSUs Vested

Ms. Kussow	7,768	1,577	9,345

Mr. White	59,092	11,996	71,088

Ms. Pritchett	20,455	4,153	24,608

Mr. Ricci	7,955	1,615	9,570

Ms. Baier	454,546	92,273	546,819

Mr. Kaestner	40,909	8,305	49,214

2023 Performance-Based Awards

In February 2023, the Committee awarded performance-based long-term incentive awards to certain of the named executive officers, with the targeted award amounts listed below.

Performance Objectives		Performance-Based RSUs (at Target)	Performance-Based Cash (at Target)
See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Kussow	118,644	–
	Mr. White	114,407	–
	Ms. Pritchett	38,136	–
	Mr. Ricci	21,186	–
	Ms. Baier	235,028	$1,806,667
	Mr. Kaestner	77,966	–

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2023, 2024, and 2025, the Committee has certified that 58% of the targeted amount from the 2023 tranche, 0% of the targeted amount from the 2024 tranche, and 76% of the targeted amount from the 2025 tranche were eligible to vest on February 27, 2026. Based on our actual levels of achievement of the 3-year relative TSR tranche, the Committee certified that 150% of the targeted amount will be eligible to vest on February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner). See “Payments in Connection with Certain Departures” below for a summary of the treatment of these awards upon the departures of Ms. Baier and Mr. Kaestner.

44

Compensation Discussion and Analysis

Performance Objective	Weighting(1)	Vesting Date	Performance Targets
2023 year-over-year growth of same community RevPAR(2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2023 Growth
			Maximum	150%	16.0%
			Target	100%	13.5%
			Actual	58%	11.4%
			Threshold	50%	11.0%

2024 year-over-year growth of same community RevPAR(2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2024 Growth
			Maximum	150%	12.5%
			Target	100%	10.0%
			Threshold	50%	7.5%
			Actual	0%	5.8%

2025 year-over-year growth of same community RevPAR(2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2025 Growth
			Maximum	150%	9.5%
			Target	100%	7.0%
			Actual	76%	5.8%
			Threshold	50%	4.5%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(3)	25%	2/27/2027	Level	% of Target RSUs / Cash Vesting	Relative TSR Rank
			Actual	150%	97.9 th %ile
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

Ms. Baier’s performance-based RSUs were eligible to vest on February 27, 2026, with three tranches weighted one-third each for each of the RevPAR performance objectives, and her performance-based cash award is or was eligible to vest as follows: $1,181,667 on February 27, 2026 based on actual achievement of each of the three tranches weighted one-third for each of the RevPAR performance objectives and $468,750 (after accounting for certain forfeitures in connection with her departure on April 13, 2025) on February 27, 2027 based on actual achievement of the TSR performance objective. In the aggregate, 75% of Ms. Baier’s target 2023 performance-based RSU award and performance-based cash award was eligible to vest on February 27, 2026 and 25% is eligible to vest on February 27, 2027.

(2)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve. For the 2025 tranche, the Committee approved an equitable adjustment to the Company’s actual same community RevPAR results solely to include the results of the 55 Ventas communities designated to be sold or transitioned as the targets established in February 2023 reflected the expected performance for these communities.

(3)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2023 and ending December 31, 2025, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs (or cash with respect to Ms. Baier) beyond the target amount were to vest and be issued (or paid) on such tranche if our compound annual TSR was negative for the performance period.

2026 PROXY STATEMENT	45

Executive Compensation

Based on our actual levels of achievement, the following awards vested with respect to the 2023 and 2025 tranches in February 2026 and are expected to vest in February 2027 with respect to the TSR tranche subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner). No awards are eligible to vest with respect to the 2024 tranche.

	RSUs February 2026	Cash Payout February 2026	RSUs February 2027	Cash Payout February 2027

Ms. Kussow	39,745	–	44,492	–

Mr. White	38,327	–	42,903	–

Ms. Pritchett	12,776	–	14,301	–

Mr. Ricci	7,097	–	7,946	–

Ms. Baier	104,980	$527,810	–	$703,125

Mr. Kaestner	26,118	–	21,929	–

2024 Performance-Based Awards

In February 2024, the Committee awarded performance-based RSU long-term incentive awards to certain of the named executive officers, with the targeted award amounts listed below.

Performance Objectives		Performance-Based RSUs (at Target)

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Kussow	79,491
	Mr. White	55,644
	Ms. Pritchett	18,283
	Mr. Ricci	11,526
	Ms. Baier	397,456

	Mr. Kaestner	38,553

46

Compensation Discussion and Analysis

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2024 and 2025, the Committee has certified that 0% of the targeted amount from the 2024 tranche and 76% of the targeted amount from the 2025 tranche will be eligible to vest on February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner). The actual levels of achievement of the 2026 RevPAR tranche and the 3-year relative TSR tranche will be determined following the completion of the performance period ending December 31, 2026. See “Payments in Connection with Certain Departures” below for a summary of the treatment of these awards upon the departures of Ms. Baier and Mr. Kaestner.

Performance Objective	Weighting	Vesting Date	Performance Targets
2024 year-over-year growth of same community RevPAR(1)	25%	2/27/2027	Level	% of Target RSUs Vesting	2024 Growth
			Maximum	150%	10.0%
			Target	100%	7.5%
			Threshold	50%	6.5%
			Actual	0%	5.8%

2025 year-over-year growth of same community RevPAR(1)	25%	2/27/2027	Level	% of Target RSUs Vesting	2025 Growth
			Maximum	150%	9.5%
			Target	100%	7.0%
			Actual	76%	5.8%
			Threshold	50%	4.5%

2026 year-over-year growth of same community RevPAR(1)	25%	2/27/2027	Level	% of Target RSUs Vesting	2026 Growth
			Maximum	150%	9.0%
			Target	100%	6.5%
			Threshold	50%	4.0%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(2)	25%	2/27/2027	Level	% of Target RSUs Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve. For the 2025 tranche, the Committee approved an equitable adjustment to the Company’s actual same community RevPAR results solely to include the results of the 55 Ventas communities designated to be sold or transitioned as the targets established in February 2024 reflected the expected performance for these communities.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2024 and ending December 31, 2026, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will vest and be issued on such tranche if our compound annual TSR is negative for the performance period.

2026 PROXY STATEMENT	47

Executive Compensation

Based on our actual levels of achievement, the following awards are expected to vest with respect to the 2025 tranche in February 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner). No awards are eligible to vest with respect to the 2024 tranche.

RSUs February 2027

Ms. Kussow	15,103

Mr. White	10,572

Ms. Pritchett	3,474

Mr. Ricci	2,190

Ms. Baier	75,517

Mr. Kaestner	7,325

Other Compensation Policies

Annual Risk Assessment

In accordance with its charter, the Committee conducts an assessment annually of the relationship between our risk management policies and practices, corporate strategy, and our compensation arrangements. As part of this assessment, the Committee evaluates whether any incentive and other forms of pay encourage unnecessary or excessive risk taking. For our 2025 compensation programs, the Committee concluded that the programs, including the performance objectives and targets used for incentive compensation, are appropriately structured not to encourage unnecessary or excessive risk taking, and that any risks arising from the programs are not reasonably likely to have a material adverse effect on us.

Stock Ownership and Retention Guidelines

Our stock ownership and retention guidelines are applicable to certain of our officers, including each of our continuing named executive officers, and are intended to further align the interests of our executives with those of our stockholders. Our named executive officers are expected to hold a number of shares with a minimum market value
Multiple of Base Salary
	Chief Executive Officer	5.0x
	Chief Financial Officer	4.0x
	Executive Vice Presidents	3.0x

expressed as a multiple of their base salary as shown in the table. Unvested equity awards do not count toward the expected level of ownership, except that the estimated number of after-tax time-based equity awards scheduled to vest within 90 days may be counted towards compliance. The expected level of ownership must be achieved by the fifth anniversary of such officer’s becoming subject to the guidelines. We encourage our executives to retain shares obtained through our equity compensation programs, and until the expected ownership level is achieved the guidelines require each officer to retain at least 50% of after-tax shares obtained through those plans. This retention requirement also applies in situations where an officer has achieved the expected stock ownership level but changes in the market price of our stock or the officer’s base salary result in such officer’s failure to maintain the expected stock ownership level. All of our continuing named executive officers are in compliance with our stock ownership and retention guidelines and to the extent they have not met their applicable required holdings, will be expected to retain at least 50% of their after-tax shares obtained through our equity compensation plans.

48

Compensation Discussion and Analysis

Policy on Derivatives, Hedging, and Pledging

Our insider trading policy provides that no one subject to the policy, which includes all our directors, officers, employees and their immediate family members and controlled entities, may engage in short sales, puts, calls, or other derivative transactions, or in any hedging or monetization transactions (i.e., prepaid variable forward contracts, equity swaps, collars, and exchange funds), involving our securities. It also provides that our directors and officers may not pledge our securities as collateral for a loan, or hold our securities in a margin account.

Clawback Policies

The Committee has adopted a Clawback and Forfeiture Policy, which applies to our current and former officers as defined in Rule 16a-1 of the Exchange Act, which was amended and restated in 2023 to comply with the new NYSE rules. The policy provides that in the event of any financial restatement of our reported consolidated financial statements, the Committee is required, subject to limited exceptions, to recoup any erroneously awarded incentive-based compensation paid during the three completed fiscal years immediately preceding such restatement. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards. The new amended and restated policy became effective October 2, 2023 and applies to incentive-based compensation received on or after that date. This policy was included as an exhibit to our Annual Report on Form 10-K.

In addition, the original version of our Clawback and Forfeiture Policy applied to all short-term and long-term cash or equity-based incentive compensation paid, earned, vested, or otherwise awarded based on performance objectives, beginning with the 2020 annual incentive plan and performance-based long-term incentive awards. The original version of the policy provided that in the event of any material financial restatement of our reported consolidated financial statements, or that the Committee otherwise determines that a financial metric used to determine the vesting or payment of any such performance-based compensation was calculated incorrectly in any material respect, the Committee, in its discretion, may require reimbursement of an amount equal to all or a portion of such performance-based compensation previously vested or paid for any performance periods which include any of the three full fiscal years immediately preceding the announcement of any financial restatement or the determination of any inaccuracy regarding calculation of a financial metric. The amount of the recoupment will be determined by the Committee in its discretion, up to the amount of such performance-based compensation previously paid or vested with respect to such officer that is in excess of the performance-based compensation that would have been received based on the correct financial metric or restated results. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards.

Our 2014 Omnibus Incentive Plan and 2024 Omnibus Incentive Plan provide that any award thereunder shall be subject to forfeiture, reduction, or recoupment to the extent provided in our Clawback and Forfeiture Policy or any other future recoupment or clawback policy adopted by us.

The long-term incentive award agreements for awards to the named executive officers provide that in the event of a breach by the named executive officer of the non-competition, non-solicitation, non-disparagement, or confidentiality covenants contained in the agreements, we will have the authority to cancel all such outstanding awards, cancel all shares of stock beneficially owned by the named executive officer that were issued in settlement of RSUs within 12 months on or prior to, or at any time after, the termination of the named executive officer’s employment, and recoup from the named executive officer any proceeds from such officer’s sale, transfer, or other disposition of any such cancellable shares or amounts paid under the award during such period.

To the extent the named executive officers are eligible to receive severance pay and benefits under Mr. Stengle’s or Ms. Baier’s respective employment agreements and the Severance Policies (as defined below), as applicable, such

2026 PROXY STATEMENT	49

Executive Compensation

agreements and policies provide that any breach of a restrictive covenant applicable to the named executive officer will result in the immediate and permanent cessation of payment of severance pay and benefits, the obligation of the named executive officer to repay to us upon our demand 90% of the amount or cost of such severance pay and benefits (except with respect to Mr. Stengle), and the obligation of the named executive officer to pay our costs and expenses to enforce such obligation (except with respect to Mr. Stengle, in which case the prevailing party may recover cost and expenses).

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) places a limit of $1 million on the amount that a company may deduct in any one year with respect to compensation paid to any “covered employee.” The Committee believes that the interests of our stockholders are best served if it maintains flexibility in compensating executive officers in a manner designed to promote varying corporate goals even though some compensation awards may result in non-deductible compensation expense. In making decisions about executive compensation, the Committee also considers the impact of other tax laws, including Section 409A of the Internal Revenue Code regarding non-qualified deferred compensation and Section 280G of the Internal Revenue Code regarding compensation in connection with a change in control.

Employment Agreements and Severance Policies Applicable to Named Executive Officers

Stengle Employment Agreement

We are party to an employment agreement dated October 1, 2025 with Mr. Stengle, which we entered into in connection with his appointment as Chief Executive Officer effective October 6, 2025 (“Stengle Employment Agreement”). The Stengle Employment Agreement has a three-year term, subject to automatic extensions for additional one-year periods, unless either we or Mr. Stengle gives written notice to the other no less than 90 days prior to the expiration of the term that the term will not be so extended. See “2025 Compensation Decisions—Compensation Arrangements with Mr. Stengle” for a summary of his initial compensation arrangements. We will provide Mr. Stengle with basic term life insurance benefits of at least 100% of his base salary at no cost to Mr. Stengle. Termination of Mr. Stengle’s employment within 30 days of the end of the initial term or any renewal term of the Stengle Employment Agreement following the provision of written notice of non-renewal by the Company will be treated as a termination of Mr. Stengle’s employment without cause for purposes of the employment agreement and his then outstanding long-term incentive awards. Under the Stengle Employment Agreement, Mr. Stengle is entitled to severance payments if his employment is terminated by us without cause or by him for good reason. Severance payments in connection with a change in control are “double trigger,” which requires the occurrence of a change in control followed by termination of employment within 18 months of the change in control by us without cause or by Mr. Stengle for good reason. Any payments that are not deductible by us under Section 280G of the Internal Revenue Code will be cut back only to the extent that the cutback results in a better after-tax position for Mr. Stengle. The Stengle Employment Agreement contains non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions will continue in effect during Mr. Stengle’s employment and for one year following termination of employment. The non-solicitation restrictions will continue in effect during his employment and for two years following his termination of employment. The confidentiality and mutual non-disparagement obligations will apply during his employment and thereafter.

Baier Former Employment Agreement

Prior to Ms. Baier’s departure effective April 13, 2025, we were party to an amended and restated employment agreement dated November 3, 2021 with Ms. Baier. The employment agreement had a five-year term, subject to automatic extensions for additional one-year periods, unless either we or Ms. Baier had given written notice to the other party no less than 90 days prior to the expiration of the term that the term would not be extended. The employment agreement provided an initial base salary of $938,000 per year (Ms. Baier’s then current annual base

50

Compensation Discussion and Analysis

salary), which was reviewed annually and could be increased from time to time at the Board’s sole discretion. Ms. Baier’s base salary could not be reduced without Ms. Baier’s approval. Ms. Baier was eligible for an annual cash incentive opportunity target of 135% of cumulative base salary paid during the calendar year (Ms. Baier’s then current annual cash incentive opportunity target), subject to the terms of our annual incentive plan for senior executive officers. At least annually, Ms. Baier was eligible to be considered for an award of long-term incentive awards at a level commensurate with her position and in a form and on terms no less favorable than as provided to our other senior executive officers. Any reduction to such long-term incentive awards was subject to the definition of good reason. We provided Ms. Baier with basic term life insurance benefits of at least 100% of her base salary at no cost to Ms. Baier. The employment agreement contained non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions continued for one year following Ms. Baier’s departure. The non-solicitation restrictions will continue for two years following Ms. Baier’s departure. The confidentiality and mutual non-disparagement obligations applied during her employment and thereafter. In connection with Ms. Baier’s departure from the Company, we entered into a separation agreement with Ms. Baier, pursuant to which she is entitled to receive the severance payments and benefits, including certain equity award acceleration and continued vesting, that she was entitled to receive pursuant to her employment agreement, and outplacement services for six months up to $10,000, subject to the terms and conditions set forth in the separation agreement. Ms. Baier’s severance payments and benefits, including certain equity award acceleration and continued vesting, were subject to her execution and non-revocation of a release of claims and her continued compliance with her post-employment restrictive covenants. See “Payments in Connection with Certain Departures” below for a summary of her severance payments and benefits.

Severance Policies

Our other continuing named executive officers do not have employment agreements, but are eligible to participate in the Amended and Restated Tier I Severance Pay Policy dated August 5, 2025 (the “Tier I Severance Policy”) (except with respect to Mr. Ricci). Under the Tier I Severance Policy, the participating named executive officers are entitled to severance payments if their employment is terminated by the Company without cause or by the executive for good reason, including following a change control. As a Division Vice President in 2025, Mr. Ricci was eligible to participate in the Amended and Restated Tier II Severance Pay Policy dated February 10, 2022 (“Tier II Severance Policy” and collectively with the Tier I Severance Policy, the “Severance Policies”). Under the Tier II Severance Policy, Mr. Ricci was entitled to severance payments if his employment was terminated by the Company without cause or, following a change in control, by the executive for good reason. The severance payments under the Severance Policies applicable in connection with a change in control are “double trigger,” which require the occurrence of a change in control followed by termination of employment by us without cause or by the executive for good reason. If payments pursuant to the Severance Policies and other arrangements are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control.

A detailed description of potential severance payments pursuant to the foregoing employment agreement and the Severance Policies, as well as the effect of certain terminations and a change in control pursuant to outstanding long-term incentive award agreements, is set forth under “Potential Payments Upon Termination or Change in Control” below.

2026 PROXY STATEMENT	51

Executive Compensation

2026 Compensation Decisions

When making annual compensation decisions for 2026, the Committee reviewed the compensation peer group used for 2025 decisions with the Consultant and determined to remove Amedisys, Inc., Encompass Health Corporation, and Universal Health Services, Inc. and add Sonida Senior Living, Inc. and Ventas. The Consultant completed a market compensation study using this peer group. Following its review of our executive compensation program, the Committee approved the principal elements of compensation of our continuing named executive officers for 2026 as summarized in the table below. As Mr. Ricci was no longer an executive officer as of January 1, 2026, his compensation was not reviewed and approved by the Committee. Changes were made to his compensation commensurate with his position as Vice President to be in place until his anticipated retirement in September 2026. Percentage changes from 2025 are based on the compensation arrangements in place as of December 31, 2025.

	2026 Base Salary	Change v. 2025	2026 Target Annual Incentive Opportunity	Change v. 2025	2026 Grant Value of Long- Term Incentive Awards(1)	Change v. 2025(1)	2026 Target Total Direct Compensation	Change v. 2025

Mr. Stengle	$950,000	–%	140%	–%	$4,649,997	N/A	$6,929,997	N/A

Ms. Kussow	$645,000	2%	100%	–%	$1,700,008	21%	$2,990,008	12%

Mr. White	$507,000	2%	80%	–%	$900,002	26%	$1,812,602	13%

Ms. Pritchett	$380,000	11%	70%	–%	$449,993	84%	$1,095,993	32%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2025, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant).

The 2026 annual incentive plan, as approved by the Committee, continues to be based on company financial and strategic objectives weighted 70% and 30% of target, respectively, and will be measured on an annual basis. All amounts earned will be paid out following the end of the year. For 2026, the financial objectives are our full-year 2026 Adjusted EBITDA (weighted 50%) and our full-year consolidated portfolio RevPAR (weighted 20%), with the target levels of performance generally reflective of our 2026 budget approved by the Board. The strategic objectives include improvement in key community leadership turnover at our consolidated comparable community portfolio (weighted 15%) and improvement in resident and family member satisfaction (as reflected by NPS improvement) (weighted 15%).

For the 2026 program, all long-term incentive awards granted to the named executive officers were issued in the form of time- and performance-based RSUs. A 40/60 grant value mix of time- and performance-based RSUs was used for the named executive officers, which is a change from the 2025 program (for all named executive officers other than Mr. Stengle) and increases the amount of variable at-risk compensation based on company performance. The performance objectives for the performance-based RSUs include achievement of certain Adjusted EBITDA targets for fiscal 2026 and year-over-year Adjusted EBITDA growth for fiscal 2027 and 2028, weighted 75% (25% each year), and the Company’s TSR relative to the TSRs of the companies in two comparator groups (equally weighted) for the three-year period ending December 31, 2028, weighted 25%. The first comparator group consists of the constituent companies in the Russell 3000 index and the second comparator group consists of the public companies that comprise the GICS 35102020 (Healthcare facilities) group as of the beginning of the three-year period beginning January 1, 2026, except in each case that any such companies that have been acquired or delisted from a national securities exchange during such period will be excluded. These comparator groups are a change from the S&P MidCap 400 index used in prior years. Any performance-based RSUs earned from achievement of the Adjusted EBITDA and relative TSR objectives are eligible to vest on February 27, 2029, subject to continued employment.

52

Compensation Discussion and Analysis

Performance at the threshold level of achievement for a performance objective will result in vesting of 50% for each of the Adjusted EBITDA and relative TSR objectives. Performance at the target and maximum level of achievement will result in vesting of 100% and 175%, respectively, for such objectives. Vesting percentages will be interpolated for performance between the levels. No additional RSUs beyond the target RSUs will be issued on the relative TSR performance objective if our compound annual TSR is negative for the performance period.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included herein.

Respectfully submitted by the Compensation Committee of the Board,

COMPENSATION COMMITTEE

Jordan R. Asher, Chair

Mark Fioravanti

Lee S. Wielansky

2026 PROXY STATEMENT	53

Executive Compensation

Summary Compensation Table for 2025

The following summary compensation table sets forth information concerning the compensation earned by, awarded to, or paid to our named executive officers for the periods indicated.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Nikolas W. Stengle Chief Executive Officer	2025	229,310	370,000	4,283,968	403,571	20,806	5,307,655

Dawn L. Kussow Executive Vice President and Chief Financial Officer	2025	630,000	100,000	1,416,685	1,129,184	29,208	3,305,077
	2024	600,000	–	1,021,466	494,630	17,721	2,133,817
	2023	516,461	–	714,533	375,677	6,660	1,613,331

Chad C. White Executive Vice President, General Counsel and Secretary	2025	495,000	100,000	723,523	904,641	8,846	2,232,010
	2024	485,000	–	715,025	612,177	8,481	1,820,683
	2023	475,000	–	689,016	352,581	8,826	1,525,423

Jaclyn Pritchett Executive Vice President and Chief Human Resources Officer	2025	343,000	–	247,921	348,300	6,385	945,606

Benjamin J. Ricci Former Division Vice President – East Division	2025	385,000	–	251,490	255,558	6,362	898,410

Denise W. Warren Former Interim Chief Executive Officer	2025	431,538	–	999,999	–	289,785	1,721,322

Lucinda M. Baier Former President and Chief Executive Officer	2025	285,287	–	5,084,748	1,284,882	3,733,091	10,388,008
	2024	1,020,000	–	5,107,316	3,655,186	10,921	9,793,423
	2023	990,000	–	3,193,334	1,258,419	9,254	5,451,007

H. Todd Kaestner Former Executive Vice President – Corporate Development and President – CCRCs	2025	347,414	–	521,140	418,983	885,268	2,172,805
	2024	460,000	–	495,413	523,187	9,646	1,488,246
	2023	445,000	–	469,550	330,313	8,798	1,253,661

(1)

The named executive officers served in the positions noted in the table at all times during the years presented, except that: Mr. Stengle was appointed Chief Executive Officer effective October 6, 2025. Ms. Kussow was appointed to serve as Executive Vice President and Chief Financial Officer effective February 24, 2023. Ms. Pritchett and Mr. Ricci were not NEOs prior to 2025. Ms. Warren served as Interim Chief Executive Officer from April 13, 2025 to October 6, 2025 and was not a NEO prior to 2025. Ms. Baier ceased serving as our President and Chief Executive Officer on April 13, 2025. Mr. Kaestner ceased serving as Executive Vice President–Corporate Development and President–CCRCs on September 30, 2025. Mr. Ricci ceased serving as Division Vice President and was appointed as Vice President–Operations Integration effective January 1, 2026.

(2)

Represents the aggregate grant date fair value of time- and/or performance-based RSUs awarded in 2025 and prior years, in each case computed in accordance with ASC 718. See Note 2 to our Consolidated Financial Statements included in our 2025 Annual Report for a summary of the assumptions made in the valuation of these awards. See footnotes 2 and 4 to the Grants of Plan-Based Awards Table for the grant values of the performance-based RSUs awarded in 2025 assuming maximum levels of performance.

54

Summary Compensation Table for 2025

(3)	For 2025, Non-Equity Incentive Plan Compensation includes the following.

	2025 Annual Cash Incentive Earned	Vesting of the Fourth Tranche of Performance-Based Cash Long-Term Incentive Awards Granted in 2021	Payout of 2025 Tranche of Time-Based Cash Long-Term Incentive Awards Granted in 2021

Mr. Stengle	$403,571	$–	$–

Ms. Kussow	$1,106,243	$12,261	$10,680

Mr. White	$812,083	$92,558	$–

Ms. Pritchett	$324,806	$12,556	$10,938

Mr. Ricci	$242,359	$–	$13,199

Ms. Baier	$491,327	$793,555	$–

Mr. Kaestner	$349,385	$69,598	$–

(4)

For each of the named executive officers, the 2025 amount includes the employer matching contribution to our 401(k) Plan and premiums on Company-provided life and disability insurance. For Mr. Stengle and Ms. Kussow, the 2025 amount also includes relocation expense allowance in the amount of $20,538 and $23,036, respectively. For Ms. Warren, the 2025 amount includes the following compensation awarded to, earned by, or paid to her for the year ended December 31, 2025: (i) $129,787 fees paid in cash for service as a non-employee director and Non-Executive Chairman for portions of 2025, including $20,000 in additional compensation paid to her for stockholder relations matters, and (ii) $159,998, which represents the grant date fair value of the annual grant of equity for the previous year served as a non-employee director awarded on February 12, 2025, consisting of 32,454 immediately vested shares. For Ms. Baier and Mr. Kaestner, the 2025 amount also includes severance payments following their respective departures. See “Payments in Connection with Certain Departures” below for further information.

2026 PROXY STATEMENT	55

Executive Compensation

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our named executive officers in 2025. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest (except with respect to Mr. Ricci). Due to their respective departures, Ms. Baier and Mr. Kaestner subsequently forfeited certain long-term incentive awards granted in February 2025. See “Payments in Connection with Certain Departures” below for a summary of payments made in connection with the departures of Ms. Baier and Mr. Kaestner on April 13, 2025 and September 30, 2025, respectively.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mr. Stengle	– (1)	80,259	321,034	642,069

	10/6/2025 (2)				118,298	236,596	709,788		3,018,965

	10/6/2025 (3)							157,731	1,265,003

Ms. Kussow	– (1)	220,000	880,000	1,760,000

	2/12/2025 (4)				70,994	141,988	212,982		716,684

	2/12/2025 (5)							141,988	700,001

Mr. White	– (1)	161,500	646,000	1,292,000

	2/12/2025 (4)				36,258	72,515	108,773		366,020

	2/12/2025 (5)							72,516	357,504

Ms. Pritchett	– (1)	60,025	240,100	480,200

	2/12/2025 (4)				12,424	24,848	37,272		125,420

	2/12/2025 (5)							24,848	122,501

Mr. Ricci	– (1)	67,375	269,500	539,000

	2/12/2025 (4)				6,339	12,677	19,016		63,988

	2/12/2025 (5)							38,033	187,503

Ms. Warren	4/25/2025 (6)							158,730	999,999

Ms. Baier	– (1)	97,711	390,844	781,687

	2/13/2025 (4)				235,405	470,810	706,215		2,584,747

	2/13/2025 (5)							470,810	2,500,001

Mr. Kaestner	– (1)	69,483	277,931	555,862

	2/12/2025 (4)				26,116	52,231	78,347		263,636

	2/12/2025 (5)							52,232	257,504

(1)

Amounts represent the threshold, target, and maximum payout levels under our 2025 annual incentive plan applicable to each named executive officer, as described above. The actual payouts are reported in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for 2025 in the following amounts: Mr. Stengle–$403,571; Ms. Kussow–$1,106,243; Mr. White–$812,083; Ms. Pritchett–$324,806; Mr. Ricci–$242,359; Ms. Baier–$491,327; and Mr. Kaestner–$349,385.

(2)

Represents performance-based RSUs granted under our 2024 Omnibus Incentive Plan, which are eligible to vest on October 6, 2028, subject to continued employment and the achievement of the specified stock price hurdles. Each RSU is payable in the form of one share of our common stock upon vesting. The values of the RSUs reported in the table represent the grant date fair values computed in accordance with ASC 718, which was 59.1% more than the grant value (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). Achievement at the threshold, target, stretch, and maximum or above performance levels will result in vesting of 50%, 100%, 200%, and 300% of the

56

Grants of Plan-Based Awards

target number of RSUs, respectively, and vesting percentages will be interpolated for performance between the levels set forth in the award agreements (as described previously). Failure to achieve the threshold performance level will result in forfeiture of all such RSUs. The grant value of the awards (which is equal to the number of RSUs granted multiplied by the closing price on the date of grant) assuming achievement at or above the maximum performance level was $5,692,500.

(3)

Represents time-based RSUs granted under our 2024 Omnibus Incentive Plan which are eligible to vest ratably in three annual installments beginning on October 6, 2026, subject to continued employment. Each RSU is payable in the form of one share of our common stock upon vesting.

(4)

Represents performance-based RSUs granted under our 2024 Omnibus Incentive Plan, which are eligible to vest on February 27, 2028, subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) and the achievement of year-over-year same community RevPAR growth performance targets for years 2025, 2026, and 2027 and 3-year relative TSR performance targets. Each RSU is payable in the form of one share of our common stock upon vesting. The values of the RSUs related to the RevPAR growth performance targets reported in the table represent the grant date fair values computed in accordance with ASC 718, which are equivalent to the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). The values of the RSUs related to the TSR performance targets reported in the table represent the grant date fair values computed in accordance with ASC 718, which were for all NEOs (except Ms. Baier) 9.5% more (and for Ms. Baier, 13.6% more) than the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the target number of RSUs, respectively (provided that no additional shares beyond the target number of RSUs will be issued with respect to the TSR tranche if our compound annual TSR is negative for the performance period), and vesting percentages will be interpolated for performance between the levels set forth in the award agreements (as described previously). Failure to achieve the threshold performance level for any tranche will result in forfeiture of all such RSUs in that tranche. The grant values of the awards (which for the RevPAR performance targets is equal to the number of RSUs granted multiplied by the closing price on the date of grant and for the TSR performance targets is equal to the number of RSUs granted multiplied by the fair value on the date grant) assuming achievement at or above the maximum performance level were: Ms. Kussow–$1,050,001; Mr. White–$536,248; Ms. Pritchett–$183,751; Mr. Ricci–$93,746; Ms. Baier–$3,750,002; and Mr. Kaestner–$386,248. See “Payments in Connection with Certain Departures” below for a summary of the treatment of Ms. Baier’s and Mr. Kaestner’s awards upon their respective departures.

(5)

Represents time-based RSUs granted under our 2024 Omnibus Incentive Plan which are eligible to vest ratably in three annual installments beginning on February 27, 2026, subject to continued employment. Each RSU is payable in the form of one share of our common stock upon vesting. See “Payments in Connection with Certain Departures” below for a summary of the treatment of Ms. Baier’s and Mr. Kaestner’s awards upon their respective departures.

(6)

Represents time-based RSUs granted under our 2024 Omnibus Incentive Plan which were eligible to vest on the earlier of the following: (1) the one-year anniversary of the grant date; (2) the start date of a new Chief Executive Officer of the Company; or (3) upon Ms. Warren’s termination following a change in control. The shares vested on October 6, 2025 in connection with the appointment of Mr. Stengle as Chief Executive Officer.

2026 PROXY STATEMENT	57

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our named executive officers as of December 31, 2025, with market values of such awards based on $10.79 per share, the closing market price of our stock on December 31, 2025.

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mr. Stengle	10/6/2025 (1)	57,980	625,604	–		–

	10/6/2025 (2)	–	–	86,970		938,406

	10/6/2025 (1)	99,751	1,076,313	–		–

	10/6/2025 (2)	–	–	149,626		1,614,465

Ms. Kussow	2/10/2022 (3)	5,826	62,863	–		–

	2/10/2022 (4)	1,577	17,016	–		–

	2/15/2023 (3)	59,322	640,084	–		–

	2/15/2023 (5)	84,237	908,917	–		–

	2/15/2024 (6)	52,995	571,816	–		–

	2/15/2024 (7)	15,103	162,961	39,747	(9)	428,870

	2/12/2025 (6)	141,988	1,532,051	–		–

	2/12/2025 (8)	36,668	395,648	88,744	(10)	957,548

Mr. White	2/10/2022 (3)	14,773	159,401	–		–

	2/10/2022 (4)	11,996	129,437	–		–

	2/15/2023 (3)	57,204	617,231	–		–

	2/15/2023 (5)	81,230	876,472	–		–

	2/15/2024 (6)	37,097	400,277	–		–

	2/15/2024 (7)	10,572	114,072	27,823	(9)	300,210

	2/15/2025 (6)	72,516	782,448	–		–

	2/15/2025 (8)	18,726	202,054	45,324	(10)	489,046

Ms. Pritchett	2/10/2022 (3)	5,114	55,180	–		–

	2/10/2022 (4)	4,153	44,811	–		–

	2/15/2023 (3)	19,068	205,744	–		–

	2/15/2023 (5)	27,077	292,161	–		–

	2/15/2024 (6)	12,189	131,519	–		–

	2/15/2024 (7)	3,474	37,484	9,143	(9)	98,653

	2/15/2025 (6)	24,848	268,110	–		–

	2/15/2025 (8)	6,417	69,239	15,530	(10)	167,569

Mr. Ricci	2/10/2022 (3)	5,967	64,384	–		–

	2/10/2022 (4)	1,615	17,426	–		–

	2/15/2023 (3)	31,780	342,906	–		–

	2/15/2023 (5)	15,043	162,314	–		–

	2/15/2024 (6)	23,053	248,742	–		–

	2/15/2024 (7)	2,190	23,630	5,764	(9)	62,194

	2/15/2025 (6)	38,033	410,376	–		–

	2/15/2025 (8)	3,274	35,326	7,925	(10)	85,511

58

Outstanding Equity Awards at Fiscal Year-End

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Ms. Baier	2/10/2022 (4)	92,273	995,626	–		–

	2/15/2023 (5)	104,980	1,132,734	–		–

	2/15/2024 (7)	75,517	814,828	99,369	(9)	1,072,192

	2/12/2025 (8)	121,586	1,311,913	58,845	(10)	634,938

Mr. Kaestner	2/10/2022 (4)	8,305	89,611	–		–

	2/15/2023 (5)	48,047	518,427	–		–

	2/15/2024 (7)	7,325	79,037	9,639	(9)	104,005

	2/12/2025 (8)	13,488	145,536	6,528	(10)	70,437

(1)	Represents time-based RSUs, the vesting of which is subject to continued employment. The awards are eligible to vest ratably in three annual installments beginning on October 6, 2026.

(2)

Represents performance-based RSUs with the terms described in footnote 2 to the Grants of Plan-Based Awards Table. The number of RSUs reported represents the target level of performance due to the fact that for the period of October 6, 2025 to December 31, 2025 performance has exceeded the threshold level of achievement but was less than the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full performance period.

(3)

Represents time-based RSUs, the vesting of which is subject to continued employment. The awards have vested or are eligible to vest ratably in four annual installments beginning on February 27 in the year following the year of grant.

(4)

Represents performance-based RSUs which were eligible to vest on February 27, 2026 for which the Committee has certified the actual level of achievement of 81.2% of the targeted amount for the 3-year relative TSR tranche for the period of January 1, 2022 to December 31, 2024.

(5)

Represents performance-based RSUs which were eligible to vest on February 27, 2026 for which the Committee has certified the actual level of achievement of 58% of the targeted amount for the 2023 tranche for the year-over-year RevPAR growth goal for 2023, that the 2024 tranche for the year-over-year RevPAR growth goal for 2024 did not meet the threshold level of achievement, and the actual level of achievement of 76% of the targeted amount for the 2025 tranche for the year-over-year RevPAR growth goal for 2025, and performance-based RSUs which are eligible to vest on February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) for which the Committee has certified the actual level of achievement of 150% of the target amount for the 3-year relative TSR tranche for the period January 1, 2023 to December 31, 2025. Upon the Committee’s determination that the target level of performance had not been achieved for the 2025 RevPAR tranche, the named executive officers forfeited the following number of RSUs on February 12, 2026: Ms. Kussow–7,119; Mr. White–6,864; Ms. Pritchett–2,288; Mr. Ricci–1,271; Ms. Baier–18,803; and Mr. Kaestner–4,678, which are not reflected in the table above.

(6)

Represents time-based RSUs, the vesting of which is subject to continued employment. The awards have vested or are eligible to vest ratably in three annual installments beginning on February 27 in the year following the year of grant.

(7)

Represents performance-based RSUs which are eligible to vest on February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) for which the Committee has certified that the 2024 tranche for the year-over-year RevPAR growth goal for 2024 did not meet the threshold level of achievement and the actual level of achievement of 76% of the targeted amount for the 2025 tranche for the year-over-year RevPAR growth for 2025. Upon the Committee’s determination that the target level of performance had not been achieved, the named executive officers forfeited the following number of RSUs on February 12, 2026: Ms. Kussow–4,770; Mr. White–3,339; Ms. Pritchett–1,097; Mr. Ricci–692; Ms. Baier–23,847; and Mr. Kaestner–2,313, which are not reflected in the table above.

(8)

Represents performance-based RSUs which are eligible to vest on February 27, 2028 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) for which the Committee has certified the actual level of achievement of 103.3% for the 2025 tranche for the year-over-year RevPAR growth for 2025.

(9)

Represents performance-based RSUs with the terms described under “Status of Outstanding Performance-Based Awards Granted Prior to 2025—2024 Performance-Based Awards”. The number of RSUs reported represents the threshold level of performance with respect to RSUs eligible to vest on February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) for the 2026 tranche for the year-over-year RevPAR growth goal and the maximum level of performance with respect to the RSUs eligible to vest February 27, 2027 subject to continued employment (except with respect to Ms. Baier and Mr. Kaestner) based on our 3-year relative TSR for the period of January 1, 2024 to December 31, 2026. The number of RSUs reported for the 3-year relative TSR tranche represents the maximum level of performance due to the fact that for the period of January 1, 2024 to December 31, 2025 performance has exceeded the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full three-year performance period.

(10)

Represents performance-based RSUs with the terms described in footnote 4 to the Grants of Plan-Based Awards Table. The number of RSUs reported represents the threshold level of performance for the 2026 and 2027 tranches for the year-over-year RevPAR growth goals and the maximum level of performance based on our 3-year relative TSR performance for the period of January 1, 2025 to December 31, 2027. The number of RSUs for the 3-year relative TSR tranche reported represents the maximum level of performance due to the fact that for the period of January 1, 2025 to December 31, 2025 performance has exceeded the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full respective performance periods.

2026 PROXY STATEMENT	59

Executive Compensation

Stock Vested for 2025

The following table summarizes the vesting of time- and performance-based RSUs and the value realized by our named executive officers as a result of such vesting during 2025.

	Stock Awards

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Ms. Kussow	73,949	433,341

Mr. White	136,854	801,964

Ms. Pritchett	45,495	262,510

Mr. Ricci	44,078	259,243

Ms. Warren	158,730	1,273,015

Mr. Kaestner	155,370	1,067,016

Ms. Baier	1,663,258	9,679,051

(1)	The value realized is based on the closing market price of the underlying stock on the date the shares vested.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us. The Committee may elect to adopt qualified or non-qualified defined benefit plans in the future if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

None of our named executive officers participates in or has an accrued benefit in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. The Committee may elect to adopt non-qualified defined contribution plans or other non-qualified deferred compensation plans in the future if it determines that doing so is in our best interests.

60

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control

The following table sets forth potential amounts payable upon termination of employment or a change in control to our continuing named executive officers assuming termination of employment on December 31, 2025, with long-term equity incentive amounts based on $10.79 per share, the closing market price of our stock on December 31, 2025.

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)	Termination by Executive for Good Reason ($)	Retirement ($)	Disability ($)	Death ($)

Mr. Stengle

Salary	–	–	1,425,000	1,900,000	1,425,000	–	–	–

Pro-Rata Bonus (1)	–	–	403,571	321,034	403,571	–	403,571	403,571

Severance Bonus	–	–	1,995,000	2,660,000	1,995,000	–	–	–

PTO	–	–	–	–	–	–	–	–

COBRA	–	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	567,295	4,254,789	567,295	–	567,295	567,295

Continuing Vesting of Long-Term Incentive Awards (3)	–	–	–	–	–	–	–	–

Total	–	–	4,390,866	9,135,823	4,390,866	–	970,866	970,866

Ms. Kussow

Salary	–	–	630,000	945,000	630,000	–	–	–

Pro-Rata Bonus (1)	–	–	1,106,243	880,000	1,106,243	–	1,106,243	1,106,243

Severance Bonus	–	–	630,000	945,000	630,000	–	–	–

PTO	24,230	24,230	24,230	24,230	24,230	24,230	24,230	24,230

COBRA	–	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	2,544,001	5,869,253	–	–	2,544,001	2,544,001

Continuing Vesting of Long-Term Incentive Awards (3)	–	–	–	–	–	–	–	–

Total	24,230	24,230	4,934,474	8,663,483	2,390,473	24,230	3,674,474	3,674,474

Mr. White

Salary	–	–	495,000	742,500	495,000	–	–	–

Pro-Rata Bonus (1)	–	–	812,083	646,000	812,083	–	812,083	812,083

Severance Bonus	–	–	396,000	594,000	396,000	–	–	–

PTO	19,038	19,038	19,038	19,038	19,038	19,038	19,038	19,038

COBRA	–	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	2,135,255	4,168,426	–	–	2,135,255	2,135,255

Continuing Vesting of Long-Term Incentive Awards (3)	–	–	–	–	–	–	–	–

Total	19,038	19,038	3,857,376	6,169,964	1,722,121	19,038	2,966,376	2,966,376

2026 PROXY STATEMENT	61

Executive Compensation

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)	Termination by Executive for Good Reason ($)	Retirement ($)	Disability ($)	Death ($)

Ms. Pritchett

Salary	–	–	343,000	514,500	343,000	–	–	–

Pro-Rata Bonus (1)	–	–	324,806	240,100	324,806	–	324,806	324,806

Severance Bonus	–	–	240,100	360,150	240,100	–	–	–

PTO	13,192	13,192	13,192	13,192	13,192	13,192	13,192	13,192

COBRA	–	–	28,701	43,051	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	718,291	1,403,973	–	–	718,291	718,291

Continuing Vesting of Long-Term Incentive Awards (3)	–	–	–	–	–	–	–	–

Total	13,192	13,192	1,668,090	2,574,966	921,098	13,192	1,056,289	1,056,289

Mr. Ricci (4)

Salary	–	–	288,750	288,750	–	–	–	–

Pro-Rata Bonus (1)	–	–	–	269,500	–	–	242,359	242,359

Severance Bonus	–	–	67,375	134,750	–	–	–	–

PTO	5,360	5,360	5,360	5,360	5,360	5,360	5,360	5,360

COBRA	–	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	714,255	1,469,879	–	–	714,255	714,255

Continuing Vesting of Long-Term Incentive Awards (3)	–	–	–	–	–	791,468	–	–

Total	5,360	5,360	1,075,740	2,168,239	5,360	796,828	961,974	961,974

(1)

The amounts listed in the applicable columns represent the amount payable to the named executive officer under the 2025 annual incentive plans, and for “Termination by us without Cause,” “Terminations by Executive for Good Reason,” and terminations due to “Disability” and “Death” based on our actual performance in 2025.

(2)

The amounts in the applicable columns include accelerated vesting of long-term incentive awards pursuant to the severance terms of the applicable award agreements described below. With respect to the amounts set forth for “Termination by us without Cause”, and terminations due to “Disability” and “Death” for the named executive officers included in the table (except Mr. Stengle), the reported amounts: (i) include the future vesting amount of the fourth tranche of the performance-based RSUs granted in 2022 after giving effect to our actual performance for the performance period ended December 31, 2024; (ii) include the future vesting amount of the first and third tranches and 75% of the fourth tranche of the performance-based RSUs granted in 2023 after giving effect to our actual performance for the performance periods ended December 31, 2023 and 2025; (iii) exclude the second tranche of the performance-based RSUs granted in 2023 due to the threshold level of performance for the RevPAR growth objective not being achieved for the performance period ending December 31, 2024; (iv) exclude the first tranche of the performance-based RSUs granted in 2024 due to the threshold level of performance for the RevPAR growth objective not being achieved for the performance period ending December 31, 2024; (v) include the future vesting amount of the second tranche of the performance-based RSUs granted in 2024 after giving effect to our actual performance for the performance period ended December 31, 2025; (vi) exclude the potential future vesting of the third tranche and 66.67% of the fourth tranche of the outstanding 2024 performance-based RSUs, which have performance periods ending subsequent to December 31, 2025; (vii) include the future vesting amount of the first tranche of the performance based RSUs granted in 2025 after giving effect to our actual performance for the period ended December 31, 2025; and (viii) exclude the potential future vesting amount of the second and third tranches and 33.33% of the fourth tranche of the outstanding 2025 performance-based RSUs, which have performance periods ending subsequent to December 31, 2025. See below for a description of the treatment of certain terminations of employment under the outstanding long-term incentive awards. Assuming threshold level performance for the fourth tranche of the 2024 performance-based RSUs and the fourth tranche of the 2025 performance-based RSUs referenced in (vi) and (viii), the named executive officers included in the table (other than Mr. Stengle) would have been entitled to the following additional amounts for “Termination by us without Cause”, and terminations due to “Disability” and “Death”: Ms. Kussow–$135,317; Mr. White–$82,630; Ms. Pritchett–$27,612; and Mr. Ricci–$16,066. Assuming target level performance for the fourth tranche of the 2024 performance-based RSUs and the fourth tranche of the 2025 performance-based RSUs

62

Potential Payments Upon Termination or Change in Control

referenced in (vi) and (viii), the named executive officers included in the table (other than Mr. Stengle) would have been entitled to the following additional amounts for “Termination by us without Cause”, and terminations due to “Disability” and “Death”: Ms. Kussow–$270,613; Mr. White–$165,260; Ms. Pritchett–$55,212; and Mr. Ricci–$32,133. Assuming maximum level performance for the fourth tranche of the 2024 performance-based RSUs and the fourth tranche of the 2025 performance-based RSUs referenced in (vi) and (viii), the named executive officers included in the table (other than Mr. Stengle) would have been entitled to the following additional amounts for “Termination by us without Cause”, and terminations due to “Disability” and “Death”: Ms. Kussow–$405,931; Mr. White–$247,911; Ms. Pritchett–$82,835; and Mr. Ricci–$48,199. For Mr. Stengle, the reported amounts set forth for “Termination by us without Cause”, terminations due to “Disability” and “Death,” and “Termination by Executive for Good Reason,” excludes a prorated portion of his performance-based RSUs granted in 2025, which have performance periods ending subsequent to December 31, 2025. Assuming threshold, target, stretch, and maximum levels performance, respectively, for Mr. Stengle’s 2025 performance-based RSUs, he would have been entitled to the following amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death,” and “Termination by Executive for Good Reason”: threshold–$102,117; target–$204,233; stretch–$408,455; and maximum–$612,689.

(3)

The amounts in the applicable columns include continued vesting of long-term incentive awards for Mr. Ricci, who is retirement eligible, pursuant to the retirement provisions of the applicable award agreements described below.

(4)	As Division Vice President, Mr. Ricci was eligible to participate in the Tier II Severance Policy through December 31, 2025.

Severance Arrangements

Our employment agreement with Mr. Stengle, separation agreements with Ms. Baier and Mr. Kaestner, and the Severance Policies provide for severance payments and benefits for certain terminations of employment of our named executive officers. In addition, long-term incentive award agreements with the named executive officers provide for the treatment of outstanding long-term incentive awards upon certain terminations of employment. Summaries of such arrangements are set forth below. Unless otherwise indicated, “cause,” “good reason,” and “change in control” are defined in the respective Severance Policy or, with respect to the outstanding long-term incentive award agreements, our 2014 Omnibus Incentive Plan, our 2024 Omnibus Incentive Plan, or such long-term incentive award agreements, as applicable. In addition to the severance pay and benefits described below, upon any termination of a named executive officer’s employment, the executive will be entitled to receive a payout of up to 80 hours of the executive’s paid time off (PTO) balance. Upon termination of a named executive officer’s employment due to death or disability, our annual incentive plan provides that the annual bonus will be paid to the extent earned, pro-rated based on the number of days employed during the year.

Payments in Connection with Certain Departures

Baier Separation Agreement

In connection with Ms. Baier’s departure from the Company on April 13, 2025, she entered into a separation agreement pursuant to which she has and will receive the severance payments and benefits, including certain equity award acceleration and continued vesting, she is entitled to receive upon an involuntary termination of employment without cause as set forth in her employment agreement and her award agreements. Ms. Baier was also entitled to receive outplacement services for six months up to $10,000 under her separation agreement. Ms. Baier’s employment agreement provided for the following severance and benefits upon a termination of employment by us without cause, other than within 18 months following a change in control: (i) 150% of her base salary and target annual bonus opportunity for 2025, which is being paid in equal periodic installments on our regular payroll dates over 18 months; (ii) a pro-rata annual bonus for 2025 to the extent earned under the terms of our 2025 annual incentive plan based on the number of days of her service during 2025, and (iii) if then eligible for, and she elects continuation of health coverage under COBRA, we will pay the employer portion of her COBRA premium payments for 18 months as if she were still an active employee (the “COBRA Benefits”).

Pursuant to Ms. Baier’s separation agreement, payments of such severance pay and benefits were conditioned on Ms. Baier having signed and returned an effective waiver and release of claims and continuing to comply with all applicable restrictive covenants. She was also required to acknowledge in such release that all restrictive covenants to which she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in her being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. Ms. Baier’s employment agreement

2026 PROXY STATEMENT	63

Executive Compensation

contained non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions continued in effect for one year following her separation. The non-solicitation restrictions will continue in effect for two years following her separation. The confidentiality and mutual non-disparagement obligations will continue to apply indefinitely. Ms. Baier’s long-term incentive awards also contain non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants.

Treatment of Ms. Baier’s outstanding equity awards will be as provided in the applicable award agreement governing such awards related to an involuntary termination of employment without cause, as described below. Upon her departure, a total of 614,921 outstanding time-based RSUs immediately vested, with all remaining time-based RSUs being immediately forfeited. With respect to her outstanding performance-based long-term incentive awards, the following table outlines the portion of each award that is eligible to continue vesting in the future based on (and subject to) the Company’s performance relative to the performance targets for such awards and the portion that was immediately forfeited on the date of her departure.

	Portion of Performance-Based Long-Term Incentive Award Eligible to Vest	Portion of Performance-Based Long-Term Incentive Award Forfeited

2022 Performance-Based RSUs	92,273	–

2023 Performance-Based RSUs	123,783	–

2023 Performance-Based Cash Award	$ 1,091,094	$ 156,250

2024 Performance-Based RSUs	165,610	132,482

2025 Performance-Based RSUs	156,932	313,878

Kaestner Separation Agreement

On September 3, 2025, in connection with ongoing organizational restructuring efforts, Mr. Kaestner entered into a Separation Agreement pursuant to which his role with the Company ceased, effective as of September 30, 2025. Pursuant to the agreement, Mr. Kaestner has and will receive the severance payments and benefits, including certain equity award acceleration and continued vesting, that he was entitled to receive under the terms of the Tier I Severance Policy, and his outstanding long-term incentive award agreements. The Tier I Severance Policy provides for the following severance and benefits upon a termination of employment by us without cause, other than within 18 months following a change in control: (i) 100% of his base salary and target annual bonus opportunity for 2025, which is being paid in equal periodic installments on our regular payroll dates over 12 months; (ii) a pro-rata annual bonus for 2025 to the extent earned under the terms of our 2025 annual incentive plan based on the number of days of his service during 2025, and (iii) if then eligible for, and he elects continuation of health coverage under COBRA, we will pay the employer portion of the COBRA Benefits.

Pursuant to Mr. Kaestner’s separation agreement, payments of such severance pay and benefits were conditioned on Mr. Kaestner having signed and returned an effective waiver and release of claims and continuing to comply with all applicable restrictive covenants. He was also required to acknowledge in such release that all restrictive covenants to which he is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in him being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. Mr. Kaestner’s outstanding long-term incentive awards contained non-competition, non-solicitation, confidentiality, and non-disparagement covenants. The non-competition restrictions continue in effect for one year following his separation. The non-solicitation restrictions will continue in effect for two years following his separation. The confidentiality and mutual non-disparagement obligations will continue to apply indefinitely.

64

Potential Payments Upon Termination or Change in Control

Treatment of Mr. Kaestner’s outstanding equity awards will be as provided in the applicable award agreement governing such awards related to an involuntary termination of employment without cause, as described below. Upon his departure, a total of 59,980 outstanding time-based RSUs immediately vested, with all remaining time-based RSUs being immediately forfeited. With respect to his outstanding performance-based long-term incentive awards, the following table outlines the portion of each award that is eligible to continue vesting in the future based on (and subject to) the Company’s performance relative to the performance targets for such awards and the portion that was immediately forfeited on the date of his departure.

	Portion of Performance-Based Long-Term Incentive Award Eligible to Vest	Portion of Performance-Based Long-Term Incentive Award Forfeited

2022 Performance-Based RSUs	8,305	–

2023 Performance-Based RSUs	45,415	4,873

2024 Performance-Based RSUs	16,064	12,851

2025 Performance-Based RSUs	17,409	34,822

The following table outlines the amounts payable to each of Ms. Baier and Mr. Kaestner in connection with their respective departures with the long-term equity incentive amounts based on the share price on the departure dates of April 13, 2025 ($5.75 on the previous business day of April 11, 2025) and September 30, 2025 ($8.47), respectively.

Benefit	Ms. Baier	Mr. Kaestner

Salary	$1,530,000	$465,000

Pro-Rata Bonus	$491,327	$349,385

Severance Bonus	$2,096,100	$372,000

PTO	$60,808	$17,885

COBRA	$36,291	$21,525

Miscellaneous (1)	$2,750	$–

Accelerated Vesting of Long-Term Incentive Awards	$3,535,796	$508,031

Continuing Vesting of Long-Term Incentive Awards (2)	$4,188,033	$738,525

Total	$11,941,105	$2,472,351

(1)	For Ms. Baier, includes payment to an outplacement service provider.

(2)	Performance-based award amounts are based on actual performance for periods completed prior to their respective departures and target for all others.

2026 PROXY STATEMENT	65

Executive Compensation

Tier I Severance Policy

Each of Mses. Kussow and Pritchett and Mr. White participates in the Tier I Severance Policy. The table below sets forth the severance pay and benefits available under the Severance Policy, as it was amended and restated effective August 5, 2025, for the participating named executive officers assuming a “separation from service” (as defined in the Tier I Severance Policy) without cause or, within 18 months following a change in control, without cause or for good reason.

Separation without Cause or for Good Reason Not within 18 Months Following Change in Control	Separation without Cause or for Good Reason within 18 Months Following Change in Control

•

100% of base salary and target annual bonus payable over 12 months following separation

•

Pro-rated annual bonus for the year of termination to the extent earned, payable when such bonus would otherwise be due

•

COBRA Benefits for 12 months

•

150% of base salary and target annual bonus payable in a lump sum upon separation

•

Pro-rated target annual bonus for the year of separation payable in a lump sum upon such separation

•

COBRA Benefits for 18 months

Payments of the foregoing severance pay and benefits under the Tier I Severance Policy are conditioned upon the executive having signed and returned an effective waiver and release of claims in a form satisfactory to us, the executive having executed and delivered an enforceable non-competition covenant acceptable to the Company with a duration of 12 months following termination of employment, and the executive continuing to comply with all applicable restrictive covenants. The executive must acknowledge in the waiver and release that all restrictive covenants, including the foregoing non-competition covenant and covenants contained in long-term incentive award agreements to which he or she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in such executive’s being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. If payments pursuant to the Tier I Severance Policy are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control.

66

Potential Payments Upon Termination or Change in Control

Outstanding Long-Term Incentive Award Agreements

Time-Based Long-Term Incentive Awards Granted in 2022 to 2026

With respect to time-based RSUs granted in 2022 to 2026: (i) if an executive’s employment is terminated by us without cause or due to death or disability (or with respect to Mr. Stengle’s awards, by him for good reason as defined in the Stengle Employment Agreement), the next tranche of unvested RSUs will vest upon such termination and be settled within 30 days, and the remaining outstanding RSUs Executive Compensation will immediately be forfeited; provided that such acceleration upon termination due to disability will not apply unless the executive provided services on at least one day in the one-year period immediately preceding the vesting date of such next tranche; (ii) upon the occurrence of a change in control in which the outstanding RSUs are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding RSUs immediately prior to the change in control, such outstanding RSUs will vest and be settled upon consummation of the change in control; and (iii) in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Stengle Employment Agreement or the applicable Severance Policy) within 12 months following a change in control in which such outstanding RSUs were assumed, continued, or substituted, all RSUs outstanding at the time of such termination will vest upon such termination and be settled within 30 days. In addition, with respect to time-based RSUs granted beginning in 2024 to the NEOs, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, any unvested RSUs outstanding on the date of retirement will continue to vest (without the requirement of continued employment) as follows: (i) for a retirement date prior to the first anniversary of the date of grant, unvested RSUs will continue to vest on each annual vesting date in a pro rata amount equal to the percentage of full months employed since the grant date divided by 12 (with the remaining unvested RSUs immediately forfeited on the retirement date) and (ii) for a retirement date that occurs on or after the first anniversary of the date of grant, 100% of the unvested RSUs will continue to vest on each annual vesting date. Beginning with 2026, if the service of the named executive officer with the Company is terminated for any reason and the named executive officer resumes service with the Company within five years, the minimum of five years of service with the Company requirement for retirement eligibility will include service with the Company completed prior to the initial termination.

Performance-Based RSUs Granted in 2022

With respect to performance-based RSUs granted in 2022, for which the first three tranches were eligible to vest on February 27, 2025 and the fourth tranche was eligible to vest on February 27, 2026, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2023; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2023 and on or prior to February 27, 2024; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurred after February 27, 2024 and on or prior to February 27, 2025; and 100% of the fourth tranche for such termination that occurs after February 27, 2025. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then

2026 PROXY STATEMENT	67

Executive Compensation

outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the applicable Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted in 2023

With respect to performance-based RSUs granted in 2023, for which the first three tranches were eligible to vest on February 27, 2026 and the fourth tranche is eligible to vest on February 27, 2027, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2024; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2024 and on or prior to February 27, 2025; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of the fourth tranche for such termination that occurs after February 27, 2026. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control.

If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the applicable Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted in 2024, 2025 and 2026

With respect to performance-based RSUs granted in 2024, 2025, and 2026, for which all four tranches are eligible to vest on February 27, 2027, 2028, and 2029, respectively, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and

68

Potential Payments Upon Termination or Change in Control

shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria as follows:

•

for RSUs granted in 2024: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurred on or prior to February 27, 2025; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of all of the tranches, for such termination that occurs after February 27, 2026; and

•

for RSUs granted in 2025: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurs on or prior to February 27, 2026; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2026 and on or prior to February 27, 2027; and 100% of all of the tranches, for such termination that occurs after February 27, 2027; and

•

for RSUs granted in 2026: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurs on or prior to February 27, 2027; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2027 and on or prior to February 27, 2028; and 100% of all of the tranches, for such termination that occurs after February 27, 2028.

However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the applicable Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

In addition, with respect to performance-based RSUs granted beginning in 2024, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, the following percentages of the applicable tranches that are outstanding effective on the date of such retirement shall remain outstanding following such retirement and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: for a retirement that occurs prior to the first anniversary of the date of grant, a percentage equal to the number of full months worked since the grant date divided by 12 (with the remaining percentage of the tranches to be forfeited upon retirement) and for a retirement that occurs on or after the first anniversary of the date of grant, 100% of the tranches. Beginning with 2026, if the service of the named executive officer with the Company is terminated for any reason and the named executive officer resumes service with the Company within five years, the minimum of five years of service with the Company requirement for retirement eligibility will include service with the Company completed prior to the initial termination.

2026 PROXY STATEMENT	69

Executive Compensation

Performance-Based RSUs Granted to Mr. Stengle in 2025

With respect to performance-based RSUs granted in 2025 to Mr. Stengle, which are eligible to vest on October 6, 2028, if Mr. Stengle’s employment is terminated by us without cause or due to death or disability or by him for good reason (as defined in the Stengle Employment Agreement), the RSUs shall be prorated in accordance with the following calculation and shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the performance criteria: [x] the number of RSUs then outstanding multiplied by ([y] the number of days since the grant date that have lapsed through the date of such termination of service divided by [z] 1,096 (i.e., the total number of days in the three-year performance period)).

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, the date immediately preceding the change in control will be the date for determination of whether the performance criteria has been met and such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the date immediately preceding the change in control will be the date for determination of whether the performance criteria has been met, the performance objective will be measured based on the price per share paid in the change in control (or if no price paid, the performance objective will be deemed to be achieved at target), and the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event Mr. Stengle’s employment is terminated by us without cause or by Mr. Stengle for good reason (as defined in the Stengle Employment Agreement) within 18 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days.

Definitions of Change in Control, Cause, and Good Reason

Under the Tier I Severance Policy, and our 2014 Omnibus Incentive Plan, a “change in control” shall be deemed to have occurred if (a) any person becomes the beneficial owner of securities representing fifty percent (50%) or more of the combined voting power of our outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from us or any of our affiliates); (b) if the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who were directors on June 5, 2014 and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on June 5, 2014 or whose appointment, election or nomination for election was previously so approved or recommended; (c) we or any of our subsidiaries merge or consolidate with any other corporation, except when the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the surviving entity (or its ultimate parent); or (d) our stockholders approve a plan of liquidation or dissolution or we complete the sale of all or substantially all of our assets (other than a sale to an entity, at least fifty percent (50%) of the combined voting power of the securities of which are owned by our stockholders after the transaction in substantially the same proportions as their ownership of us prior to the transaction, or other than a sale immediately following which the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the entity to which the assets are sold (or its ultimate parent)). In any event, a “change of control” shall not be deemed to have occurred by virtue of the consummation of any transaction (or series of integrated transactions) immediately following which our stockholders prior to the transaction(s) continue to have substantially the same proportionate ownership in any entity which owns all or substantially all of the assets of the us immediately following such transaction(s).

Under our 2024 Omnibus Incentive Plan, unless otherwise provided by the plan administrator or the Board or evidenced in an award document, in the event that (i) a “change in control” (as defined below) occurs and (ii) either

70

Potential Payments Upon Termination or Change in Control

(x) any outstanding award is not assumed, continued, or substituted in connection with the change in control or (y) any outstanding award is assumed, continued, or substituted in connection with the change in control and a participant’s employment or service is terminated by us or any of our successors or affiliates without cause within 12 months following the change in control, then, in any such event, (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested, and any performance conditions imposed with respect to awards that are performance-based will be deemed to be fully achieved at target performance levels. In addition, the Board and/or plan administrator may, in its discretion, provide for cancellation of any outstanding awards not assumed, continued, or substituted at the time of a change in control in exchange for cash, property, or a combination thereof as determined by the Board and/or plan administrator, provided that such consideration shall be at least equal to the value of any consideration that would be received in such change in control by the holders of our equity securities relating to such awards over the exercise price or purchase price (if any) for such awards.

In addition, our 2024 Omnibus Incentive Plan provides that, in connection with a change in control, the Board and/or the plan administrator may cancel stock options and SARs with an exercise price that is equal to or in excess of the fair market value of a common share in such change in control without any consideration being paid.

For purposes of the Stengle Employment Agreement and our 2024 Omnibus Incentive Plan, the term “change in control” generally means the occurrence of any of the following, in summary: (a) any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our equity securities (not including in the equity securities beneficially owned by such person and any equity securities acquired directly from the Company or any of its Affiliates) representing fifty percent (50%) or more of the combined voting power of our then outstanding equity securities; or (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on June 18, 2024, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by our stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on June 18, 2024 or whose appointment, election or nomination for election was previously so approved or recommended; or (c) the consummation of any cash tender or exchange offer, reorganization, merger, consolidation, or other business combination transaction, pursuant to which the beneficial owners of our equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (d) the consummation of any (i) sale, transfer, exchange or other disposition of all or substantially all of our assets pursuant to which the beneficial owners of our outstanding equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (ii) liquidation or dissolution of the Company.

Under the Stengle Employment Agreement and the Tier I Severance Policy, “cause” means (a) conviction of, guilty plea concerning or confession of any felony; (b) any act of fraud, theft or embezzlement committed by the executive in connection with our or our subsidiaries’ business; (c) any material breach of any reasonable and lawful rule or directive of the Company; (d) the gross or willful neglect of duties or gross misconduct by the executive; or (e) the habitual use of drugs or habitual, excessive use of alcohol to the extent that any of such uses in the Board’s good faith determination materially interferes with the performance of the executive’s duties. For purposes of the Stengle Employment Agreement, “cause” is also defined to include any material breach by Mr. Stengle of the agreement, after notice and an opportunity to cure, and Mr. Stengle also has an opportunity to cure, after notice, any material breach of any reasonable and lawful rule or directive under (c) above. Under the 2014 Omnibus Incentive Plan or 2024 Omnibus Incentive Plan, unless otherwise defined in an employment agreement applicable to the executive,

2026 PROXY STATEMENT	71

Executive Compensation

“cause” means the continued failure of the executive to substantially perform his or her duties and obligations, the executive’s fraud or material dishonesty against us, or the executive’s conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty.

Under the Tier I Severance Policy, “good reason” means the occurrence, without the executive’s written consent, of any of the following circumstances, unless such circumstances are fully corrected by us within thirty (30) days following written notice by the executive that he or she intends to terminate employment for one of the reasons set forth below: (i) the failure by us to pay to the executive any portion of his or her base salary or bonus within thirty (30) days of the date such compensation is due; (ii) the relocation of the executive’s principal office to a location outside a fifty (50) mile radius from the executive’s present principal office location; (iii) a material and significant reduction or adverse change with respect to the executive’s compensation, provided that the such compensation change will be disregarded so long as such reduction or change (a) applies to all executives subject to the Tier I Severance Policy and (b) does not occur following (or in connection with) a change in control, and provided further that any additional compensation that was in in effect for an executive expressly on an interim basis immediately prior to such reduction or change will be disregarded for purposes of this clause (iii); or (iv) a material and significant reduction or adverse change with respect to the scope or nature of the executive’s assigned duties or responsibilities in effect immediately prior to such assignment, or a change in the executive’s reporting relation of two (2) or more reporting levels from the reporting relationship in effect immediately prior to such change, provided that (a) any additional duties and/or responsibilities that were in effect for an executive expressly on an interim basis immediately prior to such assignment will be disregarded for purposes of this clause (iv) and (b) any reporting relationship that is assigned to the executive expressly on an interim basis will be disregarded for purposes of this clause (iv).

Compensation Committee Interlocks and Insider Participation

During 2025, Dr. Asher, Messrs. Bumstead, Fioravanti, and Wielansky, and Ms. Freed served on the Committee. None of these persons has been an officer or employee of us or any of our subsidiaries during or prior to their service on the Committee. In addition, there are no relationships among our executive officers, members of the Committee, or entities whose executives serve on the Board or the Committee that require disclosure under applicable SEC regulations.

Pay Ratio

For 2025, the ratio of the total annual compensation of Mr. Stengle as reported in the “Total” column of the Summary Compensation Table ($5,307,655) plus an additional amount that reflects the annualizing of his base salary, non-equity incentive plan compensation, and annual long-term incentive awards for 2025 consistent with SEC rules ($6,713,265) to the median of the annual total compensation of all of our other employees was 349 to 1. The median of the annual total compensation of our employees, other than Mr. Stengle, including part-time employees, was $34,491 for 2025. We identified the median employee using our employee population of approximately 33,000 employees as of December 31, 2025, approximately 32% of whom were part-time. In accordance with SEC rules for calculating the ratio, we did not make any full-time equivalent adjustments to compensation of our part-time employees or any adjustments to Mr. Stengle’s compensation (other than as noted above) to reflect amounts actually earned, or not earned, for 2025 performance.

Consistent with the prior year, to identify the median employee, we used amounts reported in box 5 of wage statements on Form W-2 as our consistently applied compensation measure. We then calculated the annual total compensation for the identified employee in accordance with the requirements of the Summary Compensation Table (including matching contributions to our 401(k) Plan and premiums on Company-provided life and disability insurance). For the 2025 pay ratio calculations, as allowed by SEC rules, we use the same methodology used for 2024 to make annualized adjustments to compensation for full-time and part-time employees who only served a partial year as a result of joining the Company during 2025.

72

Pay Versus Performance Disclosure

Pay Versus Performance Disclosure
In accordance with SEC rules, we prepared the analysis set forth below of the relationship between the compensation actually paid to our CEO and other named executive officers, and certain financial performance measures over the last five fiscal years.
Pay versus Performance Disclosure Table

Year	CEO	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in ‘000s)	RevPAR
						TSR (3)	Peer Group TSR (3)

2025	Baier	$10,388,008	$8,847,128

	Warren	$1,721,322	$2,154,336

	Stengle	$5,307,655	$7,315,567	$1,910,782	$3,520,746	$243.57	$148.36	$(262,746)	$5,134

2024	Baier	$9,793,423	$6,395,973	$1,588,863	$1,120,402	$113.54	$129.46	$(201,994)	$4,858

2023	Baier	$5,451,007	$12,772,899	$1,259,057	$1,636,071	$131.38	$126.21	$(189,070)	$4,577

2022	Baier	$6,645,889	$3,002,581	$1,451,986	$902,745	$61.63	$123.67	$(238,340)	$4,113

2021	Baier	$5,300,248	$5,953,982	$1,249,993	$1,123,296	$116.48	$126.13	$(99,364)	$3,734

(1)	The named executive officers, or NEOs, for each year reported are as follows:

•	2025: Ms. Baier, Ms. Warren, and Mr. Stengle (CEOs), Mses. Kussow and Pritchett and Messrs. White, Ricci, and Kaestner

•	2024: Ms. Baier (CEO), Ms. Kussow and Messrs. White, Kaestner, and George T. Hicks

•	2023: Ms. Baier (CEO), Ms. Kussow and Messrs. White, Kaestner, and Hicks, and Steven E. Swain and Kevin W. Bowman

•	2022: Ms. Baier (CEO), Ms. Kussow and Messrs. White, Kaestner, Swain, and Bowman

•	2021: Ms. Baier (CEO), Messrs. Swain, Bowman, White, and Kaestner and Cindy R. Kent

2026 PROXY STATEMENT	73

Executive Compensation

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine compensation actually paid as reported in the Pay versus Performance Disclosure Table above. The following table details the applicable adjustments that were made to determine compensation actually paid (all amounts are averages for the NEOs other than the CEOs).

Year		Deduct Amount of “Stock Awards” from Summary Compensation Table	Increase for Fair Value at Year-End of Unvested Awards Granted During the Year	Change in Fair Value at Year-End from Prior Year-End of Unvested Awards Granted in Prior Years	Change in Fair Value as of Vesting Date from Prior Year-End of Awards Granted in Prior Years that Vested During the Year	Decrease for Prior Year-End Fair Value of Awards Granted in Prior Years that Forfeited During the Year	Increase for Fair Value as of Vesting Date for Awards Granted and Vested During the Year	Total Adjustments

2025	CEO – Baier	$(5,084,748)	$1,916,841	$1,914,982	$1,199,869	$(2,390,206)	$902,382	$(1,540,880)

	CEO – Warren	$(999,999)	$-	$-	$-	$-	$1,433,013	$433,014

	CEO – Stengle	$(4,283,968)	$6,291,880	$-	$-	$-	$-	$2,007,912

	Other NEO	$(632,152)	$1,315,818	$854,343	$94,356	$(51,894)	$29,493	$1,609,964

2024	CEO	$(5,107,316)	$3,553,739	$(1,893,221)	$49,348	$-	$-	$(3,397,450)

	Other NEO	$(634,586)	$441,555	$(279,779)	$4,349	$-	$-	$(468,461)

2023	CEO	$(3,193,334)	$6,053,858	$4,218,296	$243,072	$-	$-	$7,321,892

	Other NEOs	$(363,221)	$687,502	$256,567	$27,183	$(231,017)	$-	$377,014

2022	CEO	$(5,117,052)	$2,602,447	$(1,844,384)	$715,681	$-	$-	$(3,643,308)

	Other NEOs	$(797,022)	$405,143	$(226,194)	$68,832	$-	$-	$(549,241)

2021	CEO	$(2,765,005)	$2,803,031	$174,856	$440,852	$-	$-	$653,734

	Other NEOs	$(462,496)	$338,623	$19,200	$50,293	$(72,317)	$-	$(126,697)

(3)
TSR is determined based on the market value on December 31 of the year reported of an initial fixed investment of $100 on December 31, 2020. The peer group TSR represents the TSR of the S&P Health Care index.

74

Pay Versus Performance Disclosure

As described above in “Executive Compensation—Compensation Discussion & Analysis,” the Company utilizes several performance measures to align executive compensation with Company performance, not all of which are presented in this pay versus performance disclosure. The graphs below show the relationship of “compensation actually paid” to our CEOs and other named executive officers to (i) the Company’s TSR and its Peers’ TSR, (ii) the Company’s net income (loss), and (iii) the Company’s RevPAR for each of the covered years.

Compensation Actually Paid versus Company TSR
Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
TSR
$250.00
$225.00
$200.00
$175.00
$150.00
$125.00
$100.00
$75.00
$50.00
$25.00
$-
2020
2021
2022
2023
2024
2025
CEO (Baier) Actual
NEO Avg Actual
CEO (Warren) Actual
CEO (Stengle) Actual
BKD TSR
“Peer Group TSR”

Compensation Actually Paid versus Net Income (Loss)
Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
$(300,000)
Net Income (Loss)
2021
2022
2023
2024
2025
CEO (Baier) Actual
NEO Avg Actual
CEO (Warren) Actual
CEO (Stengle) Actual
Net Income (Loss) (in thousands)

2026 PROXY STATEMENT	75

Executive Compensation

Compensation Actually Paid versus RevPAR
Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
RevPAR
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2021
2022
2023
2024
2025
CEO (Baier) Actual
NEO Avg Actual
CEO (Warren) Actual
CEO (Stengle) Actual
RevPAR

Most Important Performance Measures
For 2025, our Compensation Committee identified the performance measures listed below as the most important performance measures used by us to link compensation actually paid to our named executive officers for the year ended December 31, 2025 to company performance.

Performance Measures

Consolidated Portfolio Revenue per Available Unit (“RevPAR”)

Adjusted EBITDA

Same Community RevPAR

Relative TSR

Key 3 Retention

Net Promoter Score

76

Proposal 2: Advisory Approval of Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement. This disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion that accompanies the compensation tables.

As described in greater detail elsewhere in this proxy statement, the Compensation Committee’s philosophy is to ensure market-competitive executive compensation opportunities through a program designed to emphasize pay for performance, align our executives’ long-term interests with those of our stockholders, and attract and retain key executives to execute on our strategy. At our 2025 annual meeting of stockholders, approximately 87% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which the Compensation Committee believes generally affirms our stockholders’ support of our executive compensation approach and provided assurance the program is reasonable and aligned with stockholder expectations.

Brookdale continued to see significant progress in 2025, and our performance for the year was above or near our budgeted expectations for many metrics. As a result, consistent with our pay-for-performance philosophy, our named executive officers’ realized compensation was also above or near the amounts targeted by the Compensation Committee in advance and as reported in the Summary Compensation Table for 2025. As a result of our performance, most of our named executive officers earned 125.7% of the target annual incentive opportunity. We believe the results under our 2025 executive compensation program as described herein underscore the pay-for-performance nature of the program. Following the 2025 Annual Meeting as described herein, the Compensation Committee also sought and received additional feedback from stockholders and has already shifted to a 40/60 grant value mix of time- and performance-based RSUs for long-term incentive awards for Mr. Stengle’s awards in 2025 and the awards for all current named executive officers in 2026 from the 50/50 mix in effect previously.

At the 2026 Annual Meeting, the Board will request your advisory vote on the following resolution:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is advisory, which means it is not binding on us and will not be construed as overruling a decision by us, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for any of them. In addition, the vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement. Although the vote is non-binding, the Compensation Committee values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions for named executive officers.

✔	The Board unanimously recommends that you vote “FOR” approval of the resolution. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the proposal.

2026 PROXY STATEMENT	77

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2026

Proposed Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of Ernst & Young LLP (“EY”) to be Brookdale’s independent registered public accounting firm for the year 2026 and has further directed that the Audit Committee’s appointment of EY be submitted for ratification by our stockholders at the Annual Meeting. If the stockholders do not ratify this appointment, the Audit Committee will re-evaluate its appointment of EY.

EY was also Brookdale’s independent registered public accounting firm for 2025 and has been Brookdale’s independent registered public accounting firm since 1993. Before selecting EY, the Audit Committee carefully considered EY’s qualifications as independent auditors for Brookdale. This included a review of its performance in prior years, as well as its reputation for integrity, competence in the fields of accounting and auditing, and the potential impact of changing independent auditors. The Audit Committee has expressed its satisfaction with EY in all of these respects. The Audit Committee’s review included inquiry concerning any litigation or regulatory matters involving EY and any proceedings by the SEC against the firm. In this respect, the Audit Committee has concluded that the ability of EY to perform services for Brookdale is in no way adversely affected by any such investigation or litigation. The Audit Committee’s review also included an assessment of whether the provision of any non-audit services is compatible with auditor independence. For 2024 and 2025, EY did not provide any such non-audit services.

The Audit Committee also oversees the work of EY, and EY reports directly to the Audit Committee in this regard. The Audit Committee is directly involved in the selection of any new lead engagement partner in connection with the mandated rotation of the lead engagement partner. The Audit Committee also reviews and approves EY’s annual engagement letter, including the proposed fees, and determines or sets the policy regarding all audit, and all permitted non-audit, engagements and relationships between Brookdale and EY. The Audit Committee also reviews and discusses with EY its annual audit plan, including the timing and scope of audit activities, and monitors the progress and results of the plan during the year.

A representative of EY will be present at the Annual Meeting, either in person or by teleconference, will have an opportunity to make a statement, and will be available to respond to appropriate questions from stockholders.

✔

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of EY as Brookdale’s independent registered public accounting firm for 2026. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the proposal.

78

Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

The following table shows information about the respective fees billed by EY during or related to the fiscal years ended December 31, 2025 and 2024.

	2025	2024

Audit Fees	$2,495,000	$2,415,000

Audit-Related Fees	$196,000	$–

Tax Fees	$–	$–

All Other Fees	$–	$–

Total	$2,691,000	$2,415,000

“Audit Fees” include fees for the audit of the Company’s annual consolidated financial statements, review of condensed consolidated financial statements included in the Company’s quarterly reports (Forms 10-Q), and fees for the audit of internal control over financial reporting. For 2024, this category also includes fees for the review of the offering document and issuance of a consent associated with our registration statement pertaining to the Company’s 2024 Omnibus Incentive Plan.

“Audit-Related Fees” in 2025 relate to pre-implementation assessment services in connection with the implementation of enterprise resource planning software.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee or one of its members of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. In the early part of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of services contemplated and the related fees, to be rendered by any such firm during the year. In addition, pre-approval by the Audit Committee or one of its members is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved in compliance with the Audit Committee pre-approval policies and procedures described herein.

2026 PROXY STATEMENT	79

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2026

Audit Committee Report

The Audit Committee has reviewed Brookdale’s audited consolidated financial statements as of and for the year ended December 31, 2025 and discussed these financial statements with Brookdale’s management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures in the financial statements. As Brookdale’s independent registered public accounting firm, EY is responsible for performing an independent audit of Brookdale’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit of the financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has also reviewed and discussed with EY the audited financial statements, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters the Committee deemed appropriate. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY such firm’s independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services to Brookdale is compatible with maintaining such auditors’ independence.

Based on the review and discussions with management and EY described above, and its review of the representations and information provided by management and EY, the Audit Committee recommended to Brookdale’s Board of Directors that the audited financial statements be included in Brookdale’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors,

AUDIT COMMITTEE

Claudia N. Drayton, Chair

Jordan R. Asher

Mark Fioravanti

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Certain Relationships and Related Transactions

The Board has adopted a written Policy and Procedures with Respect to Related Person Transactions (the “Related Person Policy”). Pursuant to the terms of the Related Person Policy, we will enter into or ratify related person transactions only when the Audit Committee determines that the transaction in question is in, or is not inconsistent with, the best interests of the Company and our stockholders.

The Related Person Policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

A “Related Person”, as defined in the Related Person Policy, means any person who is, or at any time since the beginning of the Company’s last year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Related Person Policy also requires Audit Committee pre-approval of proposed charitable contributions, or pledges of charitable contributions, by the Company to a charitable or non-profit organization for which a Related Person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Except as set forth below, since December 31, 2024, there have not been any related person transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Transactions with Ventas

On July 26, 2020, the Company issued to Ventas a warrant (the “Warrant”) to purchase 16.3 million shares of our common stock at a price per share of $3.00, which was exercisable at Ventas’ option at any time and from time to time, in whole or in part, until December 31, 2025. Since January 1, 2025, we have issued 5,701,591 shares of common stock upon the exercise of the remaining portion of the Warrant by Ventas for 11,100,000 shares, net of shares withheld to satisfy the aggregate exercise price. As of the Record Date, the Warrant has been fully exercised. Because Ventas had the right to acquire such shares of common stock within 60 days, Ventas was deemed to beneficially own more than 5% of our outstanding common stock under Exchange Act rules and was therefore a Related Person until March 20, 2025.

We have a long-standing community leasing relationship with Ventas, which is currently our largest lessor. Accordingly, we have several commercial agreements with Ventas that involve amounts greater than $120,000 and were entered into prior to March 20, 2025. With respect to the period beginning January 1, 2025, such agreements included the following.

•

We continued to lease communities and perform ancillary obligations under the Amended and Restated Master Lease and Security Agreement dated July 26, 2020, as amended by Amendment No. 1 dated April 15, 2021, Amendment No. 2 dated July 12, 2021, Amendment No. 3 dated July 15, 2022, Amendment No. 4 dated October 23, 2023, Amendment No. 5 dated December 18, 2024, and Amendment No. 6 dated October 27, 2025 (the “Master Lease”).

2026 PROXY STATEMENT	81

Certain Relationships and Related Transactions

•

Under the Master Lease, for the year ended December 31, 2025, we paid $101.2 million of cash facility lease payments to Ventas. Amendment No. 5 to the Master Lease entered into during 2024 provides that beginning January 1, 2026 we continue to lease 65 communities and the remaining 55 communities that were not renewed were either sold by Ventas or transitioned during 2025. As of January 1, 2026, we continued to manage eight of the communities not renewed, which were not transitioned to other operators by December 31, 2025, at a management fee of 5% of managed revenue. Aggregate annual minimum rent is approximately $64 million effective January 1, 2026 with annual 3% escalators. Amendment No. 5 also provides that Ventas will fund capital expenditures at the communities of up to $35 million during the years 2025 to 2027, provided that, with respect to any such amounts funded by Ventas, the annual rent under the Amended Master Lease will prospectively increase by the amount of each reimbursement multiplied by the greater of (i) 8% and (ii) the United States 10-Year Treasury Rate plus 3.5%. No more than $15.0 million may be funded in each calendar year. The Company received $15.0 million of such capital expenditure reimbursements in 2025.

•

As of March 20, 2025, we managed nine communities on behalf of Ventas pursuant to management agreements entered into during or prior to 2023, including five agreements entered into in connection with restructuring our lease arrangements with Ventas on July 26, 2020. The management agreements provide periodic management fee payments to us, primarily as a percentage of revenue, and reimbursement for costs and expense related to such communities. During the year ended December 31, 2025, we recognized approximately $2.4 million of management fees and were reimbursed for approximately $29.4 million of costs and expenses pursuant to such management agreements.

•

Ventas and its permitted transferees were entitled to certain customary registration rights with respect to the Warrant pursuant to the Registration Rights Agreement dated as of July 26, 2020, including underwritten offering, piggyback, and additional demand registration rights with respect to the shares underlying the Warrant.

Transactions with Former Director

During the year ended December 31, 2025, a then-current Board member and Related Person, Frank Bumstead and his wife Ann Bumstead, an immediate family member under the Policy, entered into a residency agreement in one of the Company’s communities and received Brookdale at Home services on ordinary course terms. For 2025, the value of services provided equaled $187,578.

The Audit Committee has reviewed and approved or ratified the foregoing transactions, including the ongoing obligations thereunder.

82

Stock Ownership Information

Stock Ownership Table

The following table sets forth, as of April 24, 2026, the total number of shares of our common stock beneficially owned, and the percent so owned, by (1) each person known by us to beneficially own more than 5% of our common stock, (2) each of our director nominees and named executive officers, and (3) all current directors and executive officers as a group, based on 238,789,796 shares of our common stock outstanding as of that date (excluding RSUs). Unless otherwise indicated, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address of each person named in the table is c/o Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Name of Beneficial Owner	Number of Shares	Percentage

Named Executive Officers and Directors (1)

Nikolas W. Stengle	—	*

Dawn L. Kussow	197,702	*

Chad C. White	372,791	*

Jaclyn C. Pritchett	85,557	*

Benjamin J. Ricci	101,440	*

Denise W. Warren	364,914	*

Jordan R. Asher	149,443	*

Claudia N. Drayton	41,265	*

Mark Fioravanti	23,095	*

Victoria L. Freed	179,526	*

Joshua Hausman	19,676	*

Elizabeth B. Mace	41,265	*

Lee S. Wielansky	233,646	*

Lucinda M. Baier	662,077	*

H. Todd Kaestner	60,246	*

C. Christian Winkle	—	*

All current executive officers and directors as a group (13 persons)	1,747,717	*

5% Stockholders

The Vanguard Group (2)	18,051,166	7.6%

BlackRock, Inc. (3)	14,518,120	6.1%

WCM Investment Management LLC (4)	12,811,574	5.4%

*	Less than 1%

2026 PROXY STATEMENT	83

Stock Ownership Information

(1)

Consists of shares of common stock held as of April 24, 2026; the following number of vested RSUs, which were issued at the director’s election in lieu of a portion of quarterly cash compensation or the annual grant of immediately vested shares for service as a director: Dr. Asher—23,214; Ms. Drayton—9,810; and Ms. Freed–36,332. The reported amounts exclude the following number of RSUs outstanding as of April 24, 2026 (assuming target performance for performance-based RSUs with performance periods that have not been completed): Mr. Stengle–679,428; Ms. Kussow–497,550; Mr. White–305,087; Ms. Pritchett–111,755; Mr. Ricci–88,477; and all current executive officers as a group–1,647,036. The reported amounts for Ms. Baier and Mr. Kaestner exclude the following number of performance-based RSUs that remain outstanding following their respective departures on April 13, 2025 and September 30, 2025 (assuming the actual level of performance for completed performance periods and target performance for RSUs with a performance period that has not been completed): Ms. Baier–302,579 and Mr. Kaestner–53,520. Mr. White’s reported ownership includes unrestricted shares held in a joint account with his spouse.

(2)

Information regarding The Vanguard Group (“Vanguard”) is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard. Vanguard reported that it has shared voting power with respect to 114,749 shares, sole dispositive power with respect to 17,774,545 shares, and shared dispositive power with respect to 276,621 shares. The address of the principal business office of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over securities of the Company beneficially owned by various Vanguard subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis).

(3)

Information regarding BlackRock, Inc. (“BlackRock”) is based solely on a Schedule 13G/A filed with the SEC on April 17, 2025 by BlackRock. BlackRock reported that it has sole voting power with respect to 14,295,912 shares and sole dipositive power with respect to 14,518,120 shares. The address of the principal business office of BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)

Information regarding WCM Investment Management, LLC (“WCM”) is based solely on a Schedule 13G filed with the SEC on April 6, 2026 by WCM. WCM reported that it has sole voting and dispositive power with respect to 12,811,574 shares. The address of the principal business office of WCM is 281 Brooks Street, Laguna Beach, California 92651.

84

Additional Information

Stockholder Proposals for 2027 Annual Meeting

Proposals of stockholders (other than director nominations) intended to be included in our proxy statement and form of proxy for the 2027 Annual Meeting must be received by the Company no later than December 31, 2026 and must meet the requirements as to form and substance set forth in the rules and regulations of the SEC, including Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Such proposals must be delivered or mailed to the Company’s Secretary at the address noted below.

Director nominations of stockholders intended to be included in our proxy statement and form of proxy card for the 2027 Annual Meeting under the proxy access provisions of our Bylaws must be received at our principal executive offices no earlier than December 1, 2026 and no later than December 31, 2026 (i.e., not less than 120 days nor more than 150 days prior to the first anniversary of the date we commenced mailing of our definitive proxy statement for the 2026 Annual Meeting). If the 2027 Annual Meeting is called for a date that is not within 30 days before or after June 22, 2027 (i.e., the first anniversary of the 2026 Annual Meeting date), notice of such director nominations must be received at our principal executive offices no earlier than 150 days before the 2027 Annual Meeting and no later than the later of 120 days before the 2027 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by us. Such nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

Proposals and director nominations of stockholders intended to be considered at the 2027 Annual Meeting, other than by means of inclusion in our proxy statement and form of proxy card under Rule 14a-8 and our proxy access bylaws, must be received at our principal executive offices no earlier than February 22, 2027 and no later than the close of business on March 24, 2027 (i.e., not less than 90 days nor more than 120 days prior to the first anniversary of the date of the 2026 Annual Meeting). If the 2027 Annual Meeting is called for a date that is not within 25 days before or after June 22, 2027 (i.e., the first anniversary of the 2026 Annual Meeting date), the notice must be received at our principal executive offices no earlier than the close of business on the 90th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 60th day prior to the 2027 Annual Meeting or the tenth day following the day on which such notice of the date of the 2027 Annual Meeting is mailed or such public disclosure of the date of the 2027 Annual Meeting is made, whichever first occurs. Such proposals or nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2027.

Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8, Rule 14a-19 or our Bylaws, as applicable, to Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary. Stockholders who wish to submit a proposal or nomination are encouraged to seek independent counsel about requirements under SEC rules and our Bylaws. We will not consider any proposal or nomination that is not timely or otherwise does not meet the applicable requirements of Rule 14a-8, Rule 14a-19 or our Bylaws, and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with such requirements.

2026 PROXY STATEMENT	85

Additional Information

Solicitation Costs

This proxy statement is sent on behalf of, and the proxies are being solicited by, the Board. We will bear all costs of the solicitation of proxies. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, email, or other electronic means. We will request brokers, banks, custodians, and other fiduciaries to forward proxy soliciting material to the beneficial owners of stock they hold of record. We will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of the proxy materials.

Accessing our SEC Filings

We file annual, quarterly and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information can also be accessed through the Investor Relations portion of our website at brookdaleinvestors.com.

A copy of the Company’s 2025 Annual Report may be obtained, without charge, by any stockholder to whom this proxy statement is sent, upon written request to Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary.

We may satisfy SEC rules regarding delivery of the proxy materials, including our proxy statements and annual reports by delivering only one set of proxy materials, as applicable, to multiple stockholders that share the same address, unless we have received contrary instructions in writing, a process known as “householding.” Upon oral or written request, we will deliver promptly a separate copy of proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If your shares are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC, you may request a separate copy of the proxy materials for this Annual Meeting or for future meetings by notifying our Corporate Secretary at Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary or (615) 221-2250. If you are a street name holder and wish to request a separate copy of the proxy materials, or you would like to receive only one copy of the proxy materials in the future, you should contact your bank, broker or other nominee.

86

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Annual Meeting of Stockholders
Brookdale Senior Living Inc. for Stockholders of Record as of April 24, 2026 Monday, June 22, 2026 9:00 AM Central Time 105 Westwood Place, Brentwood, Tennessee 37027 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Internet: www.proxypush.com/BKD Cast your vote online through 11:59 PM Eastern Time on June 21, 2026 Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-844-326-5741 Use any touch-tone telephone through 11:59 PM Eastern time on June 21, 2026 Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided
This proxy is being solicited on behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Nikolas W. Stengle and Chad C. White (collectively, the “Named Proxies”), and each or either of them, as proxy or proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Brookdale Senior Living Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxy or proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

BROOKDALE SENIOR LIVING

Brookdale Senior Living Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	AGAINST	ABSTAIN	
	1.01 Claudia N. Drayton	☐	☐	☐	FOR
	1.02 Mark Fioravanti	☐	☐	☐	FOR
	1.03 Victoria L. Freed	☐	☐	☐	FOR
	1.04 Joshua Hausman	☐	☐	☐	FOR
	1.05 Elizabeth B. Mace	☐	☐	☐	FOR
	1.06 Nikolas W. Stengle	☐	☐	☐	FOR
	1.07 Denise W. Warren	☐	☐	☐	FOR
	1.08 Lee S. Wielansky	☐	☐	☐	FOR
	1.09 C. Christian Winkle	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	Advisory approval of named executive officer compensation	☐	☐	☐	FOR
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2026	☐	☐	☐	FOR

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________

Brookdale Senior Living Inc. Annual Meeting of Stockholders
Claudia N. Drayton Mark Fioravanti Victoria L. Freed Joshua Hausman Elizabeth B. Mace Nikolas W. Stengle Denise W. Warren Lee S. Wielansky C. Christian Winkle FOR AGAINST ABSTAIN Advisory approval of named executive officer compensation Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2026 NOTE: In their discretion, the named proxies are authorized to vote upon such business as may properly come before the meeting or any adjournments or postponements thereof. BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date